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Limited Term New York Municipal Fund
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350 Linden Oaks, Rochester, New York 14625
1-800-525-7048


Statement of Additional Information dated April 28, 1999,
Revised December 10, 1999


This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 28, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                                    Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks........2
     The Fund's Investment Policies..........................................2
     Municipal Securities....................................................3
     Other Investment Techniques and Strategies.............................16
     Investment Restrictions................................................24
How the Fund is Managed.....................................................27
     Organization and History...............................................27
     Trustees and Officers of the Fund......................................28
     The Manager ...........................................................33
Brokerage Policies of the Fund..............................................34
Distribution and Service Plans..............................................36
Performance of the Fund.....................................................40

About Your Account
How To Buy Shares...........................................................46
How To Sell Shares..........................................................54
How to Exchange Shares......................................................59
Dividends and Taxes.........................................................61
Additional Information About the Fund.......................................64

Financial Information About the Fund
Report of Independent Accountants...........................................65
Financial Statements .......................................................66

Appendix A: Municipal Bond Ratings Definitions.............................A-1
Appendix B: Industry Classifications.......................................B-1
Appendix C: Special Sales Charge Arrangements and Waivers..................C-1
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A B O U T  T H E  F U N D
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Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

      |X| Determining the Average Effective Portfolio Maturity. In seeking to maintain an average effective portfolio maturity of less than five years, the Fund may purchase individual securities that have effective maturities of more or less than five years. The effective maturity of a bond might lengthen if market interest rates increase, and the effective maturity might shorten if market interest rates decline. Increasing market interest rates therefore could cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions.

      If the average effective maturity of the portfolio should exceed five years, the Fund will not purchase securities that have effective maturities beyond five years. The Manager might also take steps to reduce the average effective maturity of the portfolio below five years. Those steps might include selling bonds with effective maturities beyond five years or buying bonds with effective maturities less than five years.


      In computing the Fund's average effective portfolio maturity, the Manager intends to use the same effective maturity dates that are shorter than the bond's stated maturity that are used in the marketplace for evaluating a bond for trading and pricing purposes. That date might be the date of a mandatory put, pre-refunded call, optional call or the average life to which a bond is priced. A bond having a variable coupon rate or anticipated principal prepayment may be assigned an effective maturity that is shorter than a stated call date, put date or average life, to reflect more closely the reduced price volatility expectations as to that bond.

      |X| Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 50%.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "industrial development" bonds). They may have fixed, variable or floating rates of interest, or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a set period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates fall, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

            |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

            The Fund will purchase particular industrial development bonds only if the interest paid on the bonds is tax exempt under the Internal Revenue Code. The Internal Revenue Code limits the types of facilities that may be financed with tax-exempt industrial revenue and private-activity bonds (discussed below) and the amounts of these bonds that each state can issue.

            As an operating policy, the Fund will not invest more than 5% of its assets in securities for which the obligation to pay interest and repay principal are the responsibility of an industrial user with less than three year's operating history.

            |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.
      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

            |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

     |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

            |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

            |_| Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

     |X| Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." Municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees are not subject to the Fund's 15% limit on investments in illiquid securities.

      Those guidelines require the Manager to evaluate:

     |_| the frequency of trades and price quotations for such securities;
     o the number of dealers or other potential buyers willing to purchase or sell such securities;
o     the availability of market-makers; and
      |_|  the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal leas obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve funds for lease payments.

      In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will evaluate the likelihood of a continuing market for these securities and their credit quality.

      The Fund attempts to reduce its exposure to some of these risks by not investing more than 10% of its total assets in municipal leases obligations that contain "non-appropriation" clauses. Also, the Fund will invest in lease with non-appropriation clauses only if certain conditions are met: o the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,

o appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,
o      the lease obligor has maintained good market acceptability in the past,
o the investment is of a size that will be attractive to institutional investors, and
o the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

      |X| Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Ratings Group and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      After the Fund buys a municipal security, it may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. As a result, the pre-refunded security has essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, Standard & Poor's, Duff & Phelps and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

            |_| Special Risks of Lower-Grade Securities. The Fund can invest up to 5% of its assets in securities below investment grade. These are commonly referred to as "junk bonds." Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of prudent investment management, the Fund limits its investments in lower quality securities and does not buy securities rated below "Ba" by Moody's or "BB" by Standard & Poor's or Fitch (or unrated securities that the Manager deems to be of comparable quality).

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade, they may be subject to special risks and have some speculative characteristics.

      In the event of unanticipated financial difficulties, default or bankruptcy of an issuer of an obligation or the underlying source of funds for debt service on an obligation the Fund owns, the Fund can take such action as the Manager considers appropriate. That might include, for example, retaining the services of persons, firms, professional organizations and others to evaluate or protect real estate, facilities or other assets securing the obligation or acquired by the Fund as a result of such event. The Fund will incur additional costs in taking protective action with respect to portfolio obligations that are in default or the assets securing those obligations. As a result, the Fund's share prices could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of these types of actions might not be tax-exempt.

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Fund concentrates its investment in securities issued by the State of New York, its agencies, authorities and instrumentalities. Therefore the Fund's investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue some of the municipal securities in which the Fund invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to December 15, 1998 with respect to offerings of New York State, and on or prior to December 15, 1998 with respect to offerings by New York City. No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      |X| Factors Affecting Investments in New York State Securities. The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progressed. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors are expected to post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop to 6.1%. Personal income is expected to have recorded moderate gains in 1998. Wage growth in 1998 is expected to have been slower than in the previous year, because the recent robust growth in bonus payments has moderated.

      The national economy has maintained a robust rate of growth with over 16.5 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

      The State's General Fund (the major operating Fund of the State) was projected in the 1997-1998 New York State Financial Plan (referred to in this section as the "State Plan") to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected to reach $37.84 billion an increase of over $3 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $36.78 billion, an increase of $2.43 billion from the total disbursed in the prior fiscal year.

      Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government have help to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

      The forecast for continued growth, and any resultant impact on the State Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the current economic weakness in Asia. In addition, the State economic forecast could over- or under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

     |_| State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include:

o the General Fund, which receives all income not required by law to be deposited in another fund;
o Special Revenue Funds, which receive most of the money the State gets from the Federal government and other income the use of which is legally restricted to certain purposes;
o Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain projects conducted by local governments or public authorities; and
o Debt Service Funds, which are used for the accumulation of money for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

            |_| Local Government Assistance  Corporation.  In 1990, as part of a
State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also dedicated revenues equal to one-quarter of the four-cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

      As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

            |_| Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of December 31, 1997, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

            |_| Ratings of the State's Securities. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from "A" to "A-" and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised its rating outlook assessment to "stable." On February 14, 1994, Standard & Poor's raised its outlook to "positive" and, on October 3, 1995, confirmed its A-rating. On August 28, 1997, Standard & Poor's raised its ratings on the State's general obligation bonds from A- to A and, in addition, raised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt.


      On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from "A" to "Baa1." On October 2, 1995, Moody's reconfirmed its "A" rating of the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its "A2" rating of the State's general obligation long-term indebtedness.

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely, if, in the judgment of the agency originally establishing the rating, circumstances warrant. A downward revision or withdrawal of a ratings, could have an effect on the market price of the State municipal securities in which the Fund invests.

            |_| The State's General Obligation Debt. As of March 31, 1998, the State had approximately $5.03 billion in general obligation bonds outstanding, including $294 million in bond anticipation notes. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1998-99 fiscal year and are estimated to be $695 million for the State's 1999-2000 fiscal year.

            |_| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1998-1999 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1998-99 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1998-1999 Financial Plan. The General Purpose Financial Statements for the 1997-1998 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $872 million, of which $90 million is expected to be paid during the 1998-1999 fiscal year.

      In addition, the State is party to other claims and litigations that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1998-99 fiscal year or thereafter.

            |_| Other Factors. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-99 fiscal year.


      |X| Factors Affecting Investments in New York City Municipal Securities. The fiscal health of New York City (referred to in this section as the "City") has a more significant effect on the fiscal health of the State than any other municipality. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real Gross City Product increased, boosted by strong wage gains.

      After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995. It improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. The City's current financial plan assumes that, after strong growth in 1993 - 1998 moderate economic growth will occur through calendar year 2002, with moderating job growth and wage increases.

      For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (referred to below as the "City's Financial Plan").

      The City's projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the City's Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.
      The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City's Financial Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

            |_| The City's Financial Plan. The City's Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The City's Financial Plan takes into account a projected increase in tax revenues in 1999 and 2000 and a projected decrease in tax revenues in 2001 and 2002, an increase in planned expenditures for health insurance; a decrease in projected pension expenditures; and other agency spending increases. In addition, the City's Financial Plan includes a proposed discretionary transfer to the 1999 fiscal year of $46.5 million to pay debt service due in fiscal year 2000. The City's Financial Plan also sets forth projections for the 2000 through 2002 fiscal years and projects gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively.

      The City's Financial Plan assumes that the Governor and the State Legislature approve extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999. That tax is projected to provide revenue of $183 million, $524 million and $544 million in 2000, 2001 and 2002 fiscal years, respectively. It also assumes collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively. A substantial portion of those collections may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or on the enforcement of the City's rights under the existing leases through pending legal actions. The City's Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors that could have a material effect on the City.

      On July 23, 1998, the New York State Comptroller issued a report that noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal year. The State Comptroller projected them at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

      Various actions proposed in the City's Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

            |_| Ratings of the City's Bonds. Moody's Investors Service, Inc. has rated the City's general obligation bonds "A3." Standard & Poor's Ratings Group has rated those bonds "A-." Fitch IBCA, Inc. has rated these bonds "A-." Those ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to "BBB+." On July 16, 1998, Standard & Poor's revised its rating of City bonds upward to "A-." Moody's rating of City bonds was raised in February 1998 to "A3" from "Baa1."

            |_| The City's Outstanding Indebtedness. As of September 30, 1998, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.391 billion and $3.141 billion of outstanding net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

            |_| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1998 and 1997, claims in excess of $472 billion and $530 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $3.5 billion for each fiscal year.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use some of them.

      |X| Floating Rate and Variable Rate Obligations. Variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.


      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. "Inverse floaters" are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest ate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.

      To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions. The Fund can invest up to 15% of its net assets in inverse floaters.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund might invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" (or "forward commitment") basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture have been created. A market exists for the securities, but they are not available for immediate delivery.

      These transactions are negotiated, and the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund, from time to time, may purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery might be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of these securities and could cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at the settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books cash, U.S. government securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund can buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Original issue discount on these securities is included in the Fund's tax-free income. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.
      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for temporary defensive purposes or for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund cannot invest more than 20% of its total assets in taxable repurchase agreements offering taxable income.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Illiquid and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      n Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis in amounts limited (as a fundamental policy) to a maximum of 10% of its total assets, to invest the borrowed funds in portfolio securities. This technique is known as "leverage." The Fund may borrow only from banks. As a fundamental policy, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets sails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within 3 days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      n Investments in Other Investment Companies. On a temporary basis, the Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal, New York State and New York City personal income taxes. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

      |X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:

o     buy puts on securities, or
      |_| write covered calls on securities. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The particular options the Fund can use are described below. The Fund may employ other hedging instruments and strategies in the future, if those investment methods are consistent with the Fund's investment objective, are permissible under applicable regulations governing the Fund and are approved by the Fund's Board of Trustees.

     |_| Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.
     |_| Writing Covered Call Options. The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

(1)   Calls the Fund sells must be listed on a national securities exchange.
(2) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

                  |_| Purchasing Calls and Puts. The Fund may buy calls only to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities exchange. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      The Fund may buy only those puts that relate to securities that the Fund owns or broadly-based municipal bond indices. The Fund may not sell puts other than puts it has previously purchased, to close out a position.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

            |_| Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

            |_| Regulatory Aspects of Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.


Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is not a fundamental policy, but will not be changed without approval by the Fund's Board of Trustees and notice to shareholders. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     [_] Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot invest in common stocks, preferred stocks, warrants or other equity securities.

      |_| The Fund cannot make loans to others except in accordance with the Fund's investment objective and policies. The Fund can also enter into contracts that compensate service providers by means of compensating balances.

      |_| The Fund cannot mortgage or pledge any of its assets, and the Fund can borrow money only from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 10% of its total assets. When borrowings are made for investment purposes, the Fund must comply with the provisions of the Investment Company Act that require the Fund to maintain asset coverage of at least 300% of all such borrowings. If asset coverage should fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent needed to meet the 300% asset coverage requirement.

      |_| The Fund cannot purchase the securities of any issuer if the Fund would then own more than 10% of the voting securities of that issuer.

      |_| The Fund cannot invest more than 25% of its assets in any industry or industries. However, the Fund can invest more than 25% of its assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Industrial revenue bonds whose interest and principal payments are the responsibility of companies within the same industry are grouped together as an "industry" for the purpose of this restriction.

      |_| The Fund cannot purchase or sell real estate, real estate investment trust securities, commodities, commodity contracts, or oil or gas interests.
However, the Fund can invest in municipal securities that are secured by real estate or interests in real estate.

      |_| The Fund cannot invest in companies for the purpose of exercising control or management.

      |_| The Fund cannot sell securities short, purchase securities on margin, or write put options. The Fund can purchase securities that have puts attached.

      |_| The Fund cannot underwrite securities of other issuers. A permitted exception is in case the purchase of municipal obligations in accordance with the Fund's investment objective and policies is deemed to be an underwriting, whether the Fund buys the securities directly from the issuer or from an underwriter for an issuer.

      |_| The Fund cannot invest in or hold securities of any issuer if Trustees of the Fund own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      |_| The Fund cannot issue "senior securities."

      On November 10, 1998, the Board of Trustees of the Fund changed the Fund's classification under the Investment Company Act from "non-diversified" to "diversified." That change did not require the approval of shareholders. In making that change, the Fund has adopted an operating policy on diversification of its investments (which amplifies the restriction, stated above against owning more than 10% of the voting securities of any issuer). This policy cannot be changed without the approval of shareholders as in the case of a "fundamental" policy. Under this policy,

      |_| With respect to 75% of its assets, the Fund cannot purchase securities issued or guaranteed by any one issuer (other than the U.S. government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Directors without shareholder approval.

      In carrying out its policy prohibiting concentration of its assets, the Fund has an operating policy that the Fund cannot invest 25% or more of its assets in any particular industry or group of related industries. Subject to the Fund's policy on concentration, the Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market, such as general obligation bonds, pollution control bonds, hospital bonds or any other industry segment listed in Appendix B to this Statement of Additional Information. In that case, economic, business, political or other events affecting that segment or an issuer in that segment might affect the value of other bonds of issuers in the same segment and therefore would increase the Fund's exposure to market risks.

      In applying its policy prohibiting the issuance of senior securities, the Fund interprets that policy not to prohibit certain investment activities for which assets of the Fund are designated as segregated to cover the related obligations. Examples of those activities include borrowing money, repurchase agreements, delayed-delivery and when-issued transactions and contracts to buy or sell derivatives.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any one "issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

How the Fund Is Managed

Organization and History. The Fund is a series of Rochester Portfolio Series, a Massachusetts business trust that is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest (that trust is referred to in this section as the "Fund's parent Trust" or the "Trust").
The Fund is currently the only series of the Trust.

      The Fund and its parent Trust are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's (and the Trust's) activities, review its performance, and review the actions of the Manager.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class X. Class X shares are no longer offered for sale. They are described below in "Classes of Shares." All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:
o      has its own dividends and distributions,
o      pays certain expenses which may be different for the different classes,
o      may have a different net asset value,
o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and o votes as a class on matters that affect that class alone.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders of the Fund. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's or the Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund's parent Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under the Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers. The Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. Mr. Cannon is a Trustee of the Fund as well as the Rochester Fund Municipals Fund and the Bond Fund Series. All of the other Trustees are also trustees or directors of the following Oppenheimer funds:

Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest For Value Funds, a series fund having the following series:
    Oppenheimer Quest Small Cap Value Fund,
    Oppenheimer Quest Balanced Value Fund and
    Oppenheimer Quest Opportunity Value Fund,
Oppenheimer Quest Global Value Fund, Inc.,
Oppenheimer Quest Capital Value Fund, Inc.,
Rochester  Portfolio Series, a series fund having one series:
Limited-Term New York Municipal Fund,
Bond  Fund  Series,  a  series  fund  having  one  series:
Oppenheimer  Convertible Securities Fund,
Rochester Fund Municipals, and
Oppenheimer MidCap Fund

    Ms. Macaskill and Messrs. Bishop, Bowen, Doll, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices of the other Oppenheimer funds listed above. As of April 1, 1999, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr.
Donohue are trustees of that plan.

Bridget A. Macaskill*, Chairman of the Board of Trustees and President; Age: 50 Two World Trade Center, New York, New York 10048-0203 President (since June
1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corp., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August
1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company).

John Cannon, Trustee; Age: 69
620 Sentry Parkway West, Suite 220, Blue Bell, Pennsylvania 19422 Independent Consultant; Chief Investment Officer, CDC Associates, a registered investment adviser; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, (1995-present); formerly Chairman and Treasurer, CDC Associates, (1993-February, 1996); prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, (1976-1991); Senior Vice President AMA Investment Advisers, Inc., (1991-1993).

Paul Y. Clinton, Trustee; Age: 68
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.

Thomas W. Courtney, Trustee; Age 65
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee; Age: 65
19750 Beach Road, Jupiter, Florida 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 to December 1997); General Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; Executive Vice President of the Manager (December 1977 to October 1995); Executive Vice President and a director (April 1986 to October
1995) of HarbourView Asset Management Corporation.

Lacy B. Herrmann, Trustee; Age: 69
380 Madison Avenue, Suite 2300, New York, New York 10017 Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Trustee; Age: 84
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies.

Ronald H. Fielding, Vice President; Age: 50
350 Linden Oaks, Rochester, NY 14625
Senior Vice President (since January 1996) of the Manager; Chairman of the Rochester Division of the Manager (since January 1996); an officer and portfolio manager of other Oppenheimer funds; prior to joining the Manager in January 1996, he was President and a director of Rochester Capital Advisors, Inc.
(1993-1995), the Fund's prior investment advisor, and of Rochester Fund Services, Inc. (1986-1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991-1995), Oppenheimer Convertible Securities Fund (1986-1995) and Rochester Fund Municipals (1986-1995); President and a director of Rochester Tax Manager Fund, Inc. (1982-1995) and of Fielding Management Company, Inc. (1982-1995), an investment advisor.

Andrew J. Donohue, Secretary; Age: 48
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer
Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer; Age: 39.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (1995-1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (1991-1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (1987-1991).

Robert Bishop, Assistant Treasurer; Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Adele A. Campbell, Assistant Treasurer; Age 35
350 Linden Oaks, Rochester, New York 14625
Assistant Vice President of the Manager (1996-Present); Formerly Assistant Vice President of Rochester Fund Services, Inc. (1994-1996), Assistant Manager of Fund Accounting, Rochester Fund Services (1992-1994), Audit Manager for Price Waterhouse, LLP (1991-1992).

Scott T. Farrar, Assistant Treasurer; Age: 33
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 50
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    n Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended December 31, 1998. The table below also shows the total compensation from all of the

Oppenheimer funds listed above, including the compensation from the Fund. That amount represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1998.

--------------------------------------------------------------------------------

                                                           Total Compensation
                   Aggregate           Retirement          From all Oppenheimer
                   Compensation        Benefits Accrued    Quest/Rochester
Trustee's Name     From the Fund 1     as Part of Fund     Funds2
                                    Expenses
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

John Cannon        $  2,582               None             $  26,054
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Paul Y. Clinton    $18.487             $11,382             $  71,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Thomas W. Courtney $15,411             $  8,306            $  71,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Robert G. Galli    $  3,8163              None             $113,383
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lacy B. Herrmann   $19,899             $12,794             $  71,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

George Loft        $20,532             $13,427             $  71,700
--------------------------------------------------------------------------------

1. Aggregate compensation includes fees and any retirement plan benefits accrued for a Trustee.
2. For the 1998 calendar year. Includes compensation for a portion of the year paid by Oppenheimer Quest Officers Value Fund, which was reorganized into another fund in June 1998. Each series of an investment company is considered a separate "fund" for this purpose. For Mr. Galli, compensation is for the period from 6/2/98 to 12/31/98.
3. For Mr. Galli, the aggregate compensation from the fund is for the period from 6/2/98 to 10/31/98. His total compensation for the 1998 calendar year also includes compensation from 20 other Oppenheimer funds for which he serves as a trustee or director.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of April 1, 1999, the only person who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was:

      Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which owned 49,432,645.176 Class A shares (approximately 16% of the Class A shares then outstanding), 4,337,429.544 Class B shares (approximately 20% of the Class B shares then outstanding, 6,823,222.616 Class C shares (approximately 21% of the Class C shares then outstanding), and 3,228,860.804 Class X shares (approximately 23% of the Class X shares then outstanding), for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The portfolio manager of the Fund is principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's fixed-income portfolio department, in particular Anthony A. Tanner, an Assistant Portfolio Manager of the Fund, provide the Fund's portfolio manager with research and support in managing the Fund's portfolio. Mr. Tanner is a Vice President of the Rochester Division of the Manager and served as an officer of the Fund's prior investment advisor.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement. The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

            o Accounting and Record-Keeping Services. The Manager provides accounting and record-keeping services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares.

--------------------------------------------------------------------------------
                                                  Accounting and Administrative
                           Management Fee Paid to     Services Fee Paid to
  Fiscal Year Ended        OppenheimerFunds, Inc.     OppenheimerFunds, Inc.
        12/31
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         1996                   $2,687,2131                      $193,682
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         1997                    $3,140,951                      $225,111
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         1998                    $4,331,766                      $314,752
--------------------------------------------------------------------------------
1. The Fund paid its prior investment advisor, Rochester Capital Advisors, L.P., $27,896 for services in the fiscal year ended 12/31/96.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, the Manager thinks in its best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.


      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

      Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

 ------------------------------------------------------------------------------

    Fiscal Year Ended 12/31     Total Brokerage Commissions Paid by the Fund1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

              1996                                   None
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

              1997                                   None
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

              1998                                   None
 ------------------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal amounts on a net trade basis.


Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. They exclude payments under the Distribution and Service Plans but include advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders).

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 ------------------------------------------------------------------------------
          Aggregate     Class A      Commissions    Commissions  Commissions
 Fiscal   Front-End     Front-End    on Class A     on Class B   on Class C
 Year     Sales         Sales        Shares         Shares       Shares
 Ended    Charges on    Charges      Advanced by    Advanced by  Advanced by
 12/31:   Class A       Retained by  Distributor1   Distributor1 Distributor1
          Shares        Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1996    $1,623,032     $290,035        $-0-         $ N/A         $ N/A
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1997    $2,677,697     $473,852     $ 255,046      $648,027     $275,006
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1998    $3,768,254     $509,884     $1,394,666    $1,284,173    $748,672
 ------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale. During the fiscal years ended 12/31/96 and 12/31/97, the Fund also offered Class X shares (previously designated as Class B shares). The Fund ceased to offer Class X shares after January 5, 1998. The commissions advanced by the Distributor on sales of Class X shares during 1996 and 1997 were $498,857 and $265,074, respectively.

--------------------------------------------------------------------------------
              Class A         Class B          Class C         Class X
Fiscal Year   Contingent      Contingent       Contingent      Contingent
Ended 12/31:  Deferred Sales  Deferred Sales   Deferred Sales  Deferred Sales
              Charges         Charges          Charges         Charge Retained
              Retained by     Retained         Retained by     by Distributor
              Distributor     by Distributor   Distributor

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1998              $10,477         $69,962          $50,046         $87,454
--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B, Class C and Class X shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees*, cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Class B and Class C plans, the Manager cast that vote as the sole initial holder of Class B and Class C shares.

* In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      Under the plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B and Class X shares automatically convert into Class A shares after six years, the Fund must obtain the approval of Class A as well as Class B and Class X shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by Class.


      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the Class A, Class B and Class C plans and has set no minimum asset amount needed to qualify for payments. The Class X plan permits the Fund to pay an asset-based sales charge of up to 0.75% per year of average daily net assets attributable to Class X shares, but the Board of Trustees has set that asset-based sales charge 0.50% per year of the average daily net assets attributable to Class X shares.

      |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended December 31, 1998, payments under the Plan for Class A shares totaled $2,210,694, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X| Class B, Class C and Class X Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class X plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The types of services that recipients provide are similar to the services provided under the Class A service plan described above. Under the Class X plan, the Distributor receives a service fee of 0.25% of the average annual net assets of Class X shares and makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average net assets of Class X shares held in accounts of the service providers or their customers.

      The plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on outstanding shares under each plan. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B and Class X shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
      o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
      o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
      o employs personnel to support distribution of shares, and o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

--------------------------------------------------------------------------------

             Class B Distribution Fees for the Year Ended 12/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Distributor's         Distributor's
Total Payments     Payments         Aggregate             Unreimbursed Expenses
Under Class B Plan Retained By      Unreimbursed          as % of Class B Net
                   Distributor      Expenses Under Plan   Assets
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$435,015           $393,188         $1,802,894            2.8%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             Class C Distribution Fees for the Year Ended 12/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Distributor's         Distributor's
Total Payments     Payments         Aggregate             Unreimbursed Expenses
Under Class C Plan Retained by      Unreimbursed          as % of Class C Net
                   Distributor      Expenses Under Plan   Assets
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$615,304           $555,357         $1,248,644            1.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             Class X Distribution Fees for the Year Ended 12/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Distributor's         Distributor's
Total Payments     Payments         Aggregate             Unreimbursed Expenses
Under Class X Plan Retained by      Unreimbursed          as % of Class X Net
                   Distributor      Expenses Under Plan   Assets
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$374,098*          $246,974         $174,590              0.4%
--------------------------------------------------------------------------------

      If a plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. All payments under the plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of its most recent fiscal year end for its classes of shares that are currently offered to investors. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.
      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
    |_| The Fund's performance returns do not reflect the effect of taxes on distributions.
    |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

            |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                    ( cd)


      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).

      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

            |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

            |_| Tax-Equivalent  Yield. The "tax-equivalent  yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

--------------------------------------------------------------------------------

            The Fund's Yields for the 30-Day Periods Ended 12/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
                                                             (46.43% Combined
                                                           Federal/New York Tax
Class of       Standardized Yield      Dividend Yield            Bracket)
Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Without                Without               Without
             Sales      After       Sales      After      Sales       After
             Charge     Sales       Charge     Sales      Charge      Sales
                        Charge                 Charge                 Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A           3.85%       3.72%      4.63%      4.47%       7.19%      6.94%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B           3.07%         N/A      3.74%        N/A       5.73%        N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C           3.09%         N/A      3.76%        N/A       5.77%        N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y           3.32%         N/A      4.02%        N/A       6.20%        N/A
--------------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year, 3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:


---------------------------------------------------------------------------

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


-----------------------------------------------------------------------------

            |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

--------------------------------------------------------------------------------

            ERV - P
            ------- = Total Return
               P


--------------------------------------------------------------------------------

            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------

            The Fund's Total Returns for the Periods Ended 12/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           Cumulative Total             Average Annual Total Returns
          Returns (10 years
          or life of class)

Class of
Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Years          10-Years
                                  1-Year         (or life of      (or life of
                                                   class)            class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without   After   Without  After    Without  After   Without
          Sales    Sales     Sales   Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A    59.04%1   64.81%1   2.23%    5.94%    4.85%    5.60%  6.58%1   7.10%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B     8.32%*   11.32%*   1.13%    5.13%   4.91%1    6.64%     N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C        N/A  11.02%**   4.15%    5.15%      N/A  6.48%**     N/A      N/A
--------------------------------------------------------------------------------
1 Inception of Class A: 9/18/91.
*Inception of Class B:  5/1/97.
**Inception of Class C: 5/1/97.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other bond funds, other than money market funds, and all intermediate municipal debt funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among municipal bond funds.

      Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%
respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


--------------------------------------------------------------------------------
A B O U T   Y O U R  A C C O U N T
--------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:

          |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and

         |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      n The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                   Oppenheimer Limited-Term Government Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer   Main   Street   California
                                        Municipal Fund
Oppenheimer California Municipal Fund   Oppenheimer  Main Street Growth & Income
                                      Fund
Oppenheimer Champion Income Fund Oppenheimer MidCap Fund Oppenheimer Convertible Securities Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Municipal Bond Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Enterprise Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Equity Income Fund Oppenheimer Quest Capital Value Fund,
                                      Inc.
Oppenheimer Florida Municipal Fund      Oppenheimer  Quest  Global  Value  Fund,
                                      Inc.
Oppenheimer Global Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Global Growth & Income Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Gold & Special Minerals Oppenheimer Quest Value Fund, Inc. Fund Oppenheimer Growth Fund Oppenheimer Real Asset Fund Oppenheimer High Yield Fund Oppenheimer Strategic Income Fund Oppenheimer Insured Municipal Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Intermediate Municipal Fund Oppenheimer U.S. Government Trust Oppenheimer International Bond Fund Oppenheimer World Bond Fund Oppenheimer International Growth Fund Limited-Term New York Municipal Fund Oppenheimer International Small Rochester Fund Municipals Company Fund Oppenheimer Large Cap Growth Fund

and the following money market funds:



Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      n Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this

Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

            o Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account. 2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.
      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.
      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class X shares and the dividends payable on Class B or Class C or Class X shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class X shares are subject.

      The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

            Class X Shares. Effective January 6, 1998, the Fund ceased offering Class X shares to investors. Prior to May 1, 1997, Class X shares had been designated as the Fund's Class B shares. On that date, the Fund re-designated its Class B shares as Class X shares and commenced offering shares of a new
Class B. Already-issued Class X shares remain outstanding until they are redeemed or exchanged or converted. (Class X shares of the Fund may be exchanged only for Class B shares of other Oppenheimer funds.)

      Class X shares were originally sold at net asset value without initial sales charge. However, if Class X shares are redeemed within 4 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That contingent deferred sales charge will not be assessed on shares purchased by reinvestment of dividends or capital gains distributions, nor on the amount of the account value represented by any increase in the net asset value of shares over the original net asset value. The contingent deferred sales charge is assessed on the lesser of the original net asset value or the net asset value of the shares at the time of redemption. The contingent deferred sales charge is paid to compensate the Distributor for its expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares.

      To determine whether the contingent deferred sales charge applies to redeemed shares, the Fund redeems shares in the same order as for Class B and Class C shares. The contingent deferred sales charge is not imposed in the circumstances that apply to waivers of the Class B and Class C contingent deferred sales charge as set forth in Appendix C to this Statement of Additional Information. The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

--------------------------------------------------------------------------------
Years Since Beginning of Month in   Contingent Deferred Sales Charge on
Which Purchase Order was Accepted   Redemptions in that Year (as % of Amount
                                    Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                               2.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                               2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                               1.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                               1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 and following                     None
--------------------------------------------------------------------------------

In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      |X| Class B and Class X Conversion. The conversion of Class B shares and Class X shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B and Class X shares does not constitute a taxable event for the shareholder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares or Class X shares would occur while such suspension remained in effect. Although Class B and Class X shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B and Class X shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).


Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days when shareholders may not purchase or redeem shares.

     |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

     |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

 (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

      |_| Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.



      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts and calls are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class X shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.
      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.


      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C or Class X contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan.


Class B, Class C and Class X shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C, below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.


      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.
      |_| All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
      |_| Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
      |_| Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans. o Class Y shares of Oppenheimer Real Asset Fund are not exchangeable. o Class X shares of this Fund can be exchanged only for Class B shares of other
         Oppenheimer funds and no exchanges can be made to Class X shares.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares. No other exchanges may be made to Class M shares.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B, Class C or Class X shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify which class of shares they wish to exchange.


      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B, Class C and Class X shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B, Class C and Class X shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for Federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2) income from securities  loans;  (3) income or gains from options or futures;
and
(4) any excess of net short-term capital gain over net long-term capital loss.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax
deduction   for  payments  of  dividends   and  other   distributions   made  to
shareholders.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.


      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute at least 98% of the sum of its taxable investment income earned from January 1 through December 31 of that year and its net capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or other distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on the basis of a fixed fee per account.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Accountants. PricewaterhouseCoopers LLP are the independent accountants of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Rochester Portfolio Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term New York Municipal Fund (the sole portfolio constituting Rochester Portfolio Series, hereafter referred to as the Fund) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
January 22, 1999

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
MUNICIPAL BONDS AND NOTES--101.2%
============================================================================================================================
NEW YORK--86.4%
  $   409,336    Albany Hsg. Authority                            0.000 %
10/01/12       10/01/02(a)     $       112,224
    1,975,000    Albany IDA (H. Johnson Office Park)              5.250
03/01/18       03/01/99(d)           1,996,172
      200,000    Albany IDA (Port of Albany)                      6.250
02/01/05       04/24/02(c)             210,796
       60,000    Albany IDA (Spectrapark)                         7.250
12/01/99           --                   61,346
       50,000    Albany IDA (Spectrapark)                         7.500
12/01/03       12/01/99(b)              51,116
    3,525,000    Albany IDA (Spectrapark)                         7.600
12/01/09 (s)   12/01/99(b)           3,605,370
       40,000    Albany Parking Authority                         0.000
09/15/02           --                   33,748
       25,000    Albany Parking Authority                         0.000
09/15/03           --                   20,054
      625,000    Albany Parking Authority                         0.000
09/15/04           --                  454,550
       20,000    Albany Parking Authority                         0.000
09/15/05           --                   14,513
    1,610,000    Albany Parking Authority                         6.850
11/01/12 (s)   11/01/01(b)           1,754,530
    5,040,000    Albany Parking Authority                         7.150
09/15/16 (s)   09/15/01(b)           5,408,676
      275,000    Albany Water Finance Authority                   7.500
12/01/17 (s)   12/01/99(b)             281,421
      645,000    Allegany County IDA (Alfred University)          6.900
09/01/99           --                  660,177
      100,000    Allegany County IDA (Atlantic Richfield)         6.625
09/01/16       09/01/02(b)             108,605
    4,800,000    Amherst IDA (Amherst Rink)                       5.550
10/01/17 (s)   10/01/09(b)           4,990,752
      430,000    Babylon IDA (WWH Ambulance)                      7.000
09/15/01       09/27/00(c)             447,299
       60,000    Baldwinsville Devel. Corp.                       7.200
06/01/10 (s)   07/01/99(b)              61,666
      710,000    Batavia Hsg. Authority (Trocaire Place) (i)      7.650
04/01/08       05/11/04(c)             713,550
      200,000    Battery Park City Authority                      5.650
12/01/13 (s)   12/01/99(b)             200,268
      680,000    Blauvelt Volunteer Fire Company                  6.000
10/15/08       10/03/04(c)             694,919
       40,000    Brookhaven GO                                    6.400
10/01/10       10/01/02(b)              44,072
      185,000    Brookhaven IDA (Dowling College)                 6.200
03/01/01           --                  192,370
      195,000    Brookhaven IDA (Dowling College)                 6.300
03/01/02           --                  205,690
      205,000    Brookhaven IDA (Dowling College)                 6.400
03/01/03           --                  219,473
    1,240,000    Carnegie Redevelopment Corp.                     6.250
09/01/05       11/02/02(c)           1,307,766
    1,550,000    Carnegie Redevelopment Corp.                     6.500
09/01/11       05/17/09(c)           1,672,961
      490,000    Clifton Park IDA (Caldor)                       11.250
12/01/12       12/01/99(b)             503,798
      835,000    Clifton Springs Hospital & Clinic                7.000
01/01/01       01/16/00(c)             856,960
       35,000    Colonie IDA (Homeowner Association)              7.250
10/01/02       04/01/99(b)              35,134
       20,000    Cortland County IDA (Paul Bunyon Products)       8.000
07/01/00 (s)   07/01/99(b)              20,442
      275,000    Dutchess County IDA (Bard College)               6.500
11/01/03           --                  300,415
    1,175,000    Dutchess County Res Rec (Solid Waste)            6.800
01/01/10 (s)   12/01/02(g)           1,324,178
      290,000    Elmira HDC                                       7.500
08/01/08       02/01/99(b)             299,054
       20,000    Elmira HDC                                       7.500
08/01/09       02/01/99(b)              20,624
      440,000    Erie County IDA (FMC Corp.)                      6.000
02/01/03 (s)   02/01/99(b)             456,047
      245,000    Erie County IDA (Medaille College)               7.400
12/30/02       02/19/01(c)             261,114
       35,000    Erie County IDA (Medishield)                     7.200
08/01/04       02/01/99(b)              35,191
      660,000    Erie County IDA (Mercy Hospital)                 5.900
06/01/03       12/12/01(c)             676,421
    2,410,000    Franklin County IDA (COP)                        8.125
08/01/06       02/16/04(c)           2,787,767
    1,390,000    Franklin County IDA (Correctional Facilities)    6.375
11/01/02       05/31/01(c)           1,436,718
       60,000    Franklin County IDA (Correctional Facilities)    6.750
11/01/12 (s)   11/01/02(b)              65,456
    2,120,000    Franklin County SWMA                             6.000
06/01/05       11/19/03(c)           2,208,256
    1,350,000    Franklin County SWMA                             6.125
06/01/09       12/28/07(c)           1,402,636
      130,000    Genesee County IDA (USGC)                        7.250
05/01/14       05/01/99(b)             136,318
      870,000    Hamilton Elderly Hsg. Corp.                     11.250
01/01/15 (s)   05/01/99(b)             906,462
       15,000    Hempstead IDA (UCP)                              7.500
10/01/09       10/01/99(b)              15,589
    1,080,000    Herkimer County IDA (Burrows Paper)              7.250
01/01/01       07/09/00(c)           1,105,801
    3,000,000    Herkimer County IDA (Burrows Paper)              8.000
01/01/09       10/28/05(c)           3,256,440
    2,700,000    Herkimer Hsg. Authority                          7.150
03/01/11 (s)   04/06/05(g)           2,955,933


                     9 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $ 2,000,000    Housing NY Corp.                                 5.500 %
11/01/10       11/01/05(b)     $     2,085,340
      440,000    Hudson IDA (Have, Inc.)                          7.125
12/01/07       05/27/04(c)             463,681
       90,000    Islip IDA (WJL Realty)                           7.400
03/01/99           --                   90,172
    1,160,000    Islip Res Rec                                    5.850
07/01/02           --                1,240,980
      330,000    Jamestown GO                                     7.000
03/15/99           --                  332,647
      250,000    Jamestown GO                                     7.000
03/15/00           --                  260,615
    2,965,000    Jamestown Hsg. Authority                         6.125
07/01/10       12/30/05(c)           3,116,037
   18,265,000    L.I. Power Authority                             5.750
12/01/24       06/01/08(b)          19,589,943
       70,752    Locke Fire District #1 (i)                       7.500
07/01/02       03/21/01(c)              75,974
    1,300,000    Lockport HDC                                     6.000
10/01/18       10/01/09(b)           1,368,822
    1,570,000    Madison County IDA (Morrisville College)         6.750
07/01/07       10/11/03(c)           1,649,238
      200,000    Medina Hsg. Corp.                                8.250
08/15/11 (s)   02/15/99(b)             206,600
      560,000    Middleton IDA (Fleurchem)                        7.125
12/01/08       01/15/05(c)             590,481
      700,000    Middleton IDA (Southwinds)                       7.250
03/01/03       04/21/01(c)             735,168
        5,000    Monroe County Airport Authority (GRIA)           0.000
01/01/04           --                    4,110
    2,590,000    Monroe County Airport Authority (GRIA)           7.250
01/01/09 (s)   01/01/00(b)           2,734,392
    8,610,000    Monroe County COP                                8.050
01/01/11       07/01/99(b)           8,972,395
       30,000    Monroe County GO                                 6.100
05/01/03           --                   30,577
    2,625,000    Monroe County IDA (Al Sigl Center)               6.125
12/15/08       12/07/04(c)           2,896,976
    1,090,000    Monroe County IDA (Al Sigl Center)               6.375
12/15/05       03/13/03(c)           1,141,263
    1,135,000    Monroe County IDA (Al Sigl Center)               6.750
12/15/10       01/31/09(c)           1,211,647
       10,000    Monroe County IDA (Cohber)                       7.500
12/01/00       06/01/99(b)              10,271
      100,000    Monroe County IDA (Cohber)                       7.550
12/01/01       06/01/99(b)             102,366
      820,000    Monroe County IDA (Geva Theatre)                 7.750
04/01/02       11/02/00(c)             822,517
      360,000    Monroe County IDA (Geva Theatre)                 7.750
04/01/03           --                  361,105
    1,840,000    Monroe County IDA (Piano Works)                  6.625
11/01/06       04/08/03(c)           1,948,174
      300,000    Monroe County IDA (Roberts Wesleyan College)     6.200
09/01/05           --                  308,871
      170,000    Monroe County IDA (West End Business)            6.750
12/01/04       09/27/02(c)             179,872
      885,000    Montgomery County IDA (Amsterdam) (i)            6.500
01/15/03       02/17/01(c)             619,500
       50,000    MTA Service Contract                             7.000
07/01/09 (s)   07/01/01(b)              54,938
       75,000    MTA Service Contract, Series 5                   6.000
07/01/18 (s)   07/01/01(b)              77,159
    6,495,000    MTA Service Contract, Series 7                   5.625
07/01/16 (s)   07/01/05(b)           6,748,954
      150,000    MTA Service Contract, Series P                   5.750
07/01/15 (s)   07/01/05(b)             157,431
   12,865,000    MTA Service Contract, Series P                   5.750
07/01/15 (s)   07/01/03(b)          13,502,332
    2,785,000    MTA Service Contract, Series R                   5.200
07/01/08           --                2,970,954
    5,160,000    MTA Service Contract, Series R                   5.200
07/01/08           --                5,504,533
    2,915,000    MTA Service Contract, Series R                   5.300
07/01/09           --                3,126,104
    1,420,000    MTA Service Contract, Series R                   5.300
07/01/09           --                1,522,836
    3,640,000    MTA Service Contract, Series R                   5.500
07/01/17 (s)   07/01/10(b)           3,811,735
    7,945,000    MTA, Series A                                    5.500
07/01/14       07/01/10(b)           8,428,453
    5,000,000    MTA, Series A                                    5.500
07/01/15       07/01/10(b)           5,270,900
       15,000    MTA, Series H                                    5.500
07/01/14       02/01/99(b)              15,000
       65,000    MTA, Series K                                    6.250
07/01/11 (s)   07/01/02(b)              71,084
       20,000    Nassau County GO                                 6.375
05/15/13       05/15/02(b)              21,835
      345,000    Nassau County IDA (ACLDD)                        7.250
10/01/04       06/06/02(c)             365,100
      895,000    New Rochelle IDA (CNR)                           6.000
07/01/02       01/26/01(c)             954,428
      260,000    New Rochelle IDA (CNR)                           6.300
07/01/03           --                  283,431
      275,000    New Rochelle IDA (CNR)                           6.400
07/01/04           --                  299,821
      245,000    Newark Sr. Citizen Hsg. Corp.                    9.000
03/01/11       03/01/99(b)             264,294
    2,035,000    Newark/Wayne Community Hospital                  7.600
09/01/15 (s)   04/26/03(g)           2,201,666
    1,000,000    Niagara County IDA (Niagara University)          5.250
10/01/18 (s)   10/01/10(b)           1,028,920
    1,750,000    Niagara County IDA (Sevenson Hotel)              5.750
05/01/03       04/30/01(c)           1,771,665


                     10 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $ 1,290,000    Niagara Falls HDC (Niagara Towers)               5.150 %
10/01/10       01/23/09(c)     $     1,315,671
      115,000    Niagara Frontier Transit Authority               7.000
02/15/00       02/15/99(b)             117,645
      575,000    North Country Devel. Authority                   6.600
07/01/02           --                  595,982
    2,995,000    North Country Devel. Authority                   6.750
07/01/12 (s)   07/01/99(b)           3,106,504
      170,000    NYC GO                                           0.000
04/01/00           --                  162,205
    2,000,000    NYC GO                                           0.000
08/15/00           --                1,880,620
    1,500,000    NYC GO                                           0.000
02/01/01           --                1,383,180
      630,000    NYC GO                                           0.000
04/01/01           --                  577,181
       50,000    NYC GO                                           0.000
08/15/01           --                   45,149
    1,460,000    NYC GO                                           0.000
02/01/02           --                1,289,049
    1,000,000    NYC GO                                           0.000
02/01/03           --                  842,890
   18,125,000    NYC GO                                           5.125
08/01/10       02/01/08(b)          19,108,644
    2,000,000    NYC GO                                           5.375
08/01/15       08/01/10(b)           2,087,620
       20,000    NYC GO                                           5.500
10/01/14       10/01/05(b)              20,865
       15,000    NYC GO                                           5.600
12/01/10       06/01/99(b)              15,070
       10,000    NYC GO                                           5.625
10/01/13       10/01/05(b)              10,463
       15,000    NYC GO                                           5.625
08/01/14       08/01/06(b)              15,744
      140,000    NYC GO                                           5.750
08/15/11       08/15/05(b)             149,047
       45,000    NYC GO                                           5.750
05/15/12       05/15/05(b)              49,075
       45,000    NYC GO                                           5.750
05/15/12       05/15/05(b)              47,442
       20,000    NYC GO                                           5.750
08/15/12       08/15/05(b)              21,126
       20,000    NYC GO                                           5.750
08/15/12       08/15/03(b)              21,859
       35,000    NYC GO                                           5.750
05/15/13       05/15/05(b)              36,979
      465,000    NYC GO                                           5.750
08/01/13       08/01/09(b)             504,971
       80,000    NYC GO                                           5.750
08/15/13       08/15/05(b)              84,502
      280,000    NYC GO                                           5.750
08/15/13       08/15/05(b)             295,758
       55,000    NYC GO                                           5.750
10/15/13       10/15/09(b)              59,212
      130,000    NYC GO                                           5.750
02/01/14 (s)   02/01/08(b)             139,655
        5,000    NYC GO                                           5.750
05/15/14       05/15/03(b)               5,446
       10,000    NYC GO                                           5.750
05/15/14       05/15/03(b)              10,537
    1,665,000    NYC GO                                           5.750
08/15/14       08/15/05(b)           1,758,706
       65,000    NYC GO                                           5.750
08/18/14       08/15/05(b)              68,658
      135,000    NYC GO                                           5.750
02/01/15 (s)   02/01/08(b)             143,689
      170,000    NYC GO                                           5.750
08/01/15       08/01/05(b)             179,301
       25,000    NYC GO                                           5.750
08/01/15       08/01/05(b)              26,478
       75,000    NYC GO                                           5.750
08/15/15       08/15/05(b)              79,125
      605,000    NYC GO                                           5.750
08/15/16       08/15/05(b)             635,438
       70,000    NYC GO                                           5.750
02/01/19 (s)   02/01/08(b)              74,202
       60,000    NYC GO                                           5.800
08/01/13       08/01/05(b)              63,481
      445,000    NYC GO                                           5.875
03/15/13       03/15/06(b)             484,325
       50,000    NYC GO                                           6.000
08/01/06       08/01/99(b)              50,831
        5,000    NYC GO                                           6.000
08/01/06       08/01/99(a)               5,085
       45,000    NYC GO                                           6.000
08/01/06       08/01/99(b)              45,675
    1,750,000    NYC GO                                           6.000
04/15/09           --                1,962,817
       30,000    NYC GO                                           6.000
08/01/10       08/01/03(b)              32,601
       55,000    NYC GO                                           6.000
02/01/11       02/01/06(b)              60,747
       50,000    NYC GO                                           6.000
02/15/11       02/15/05(b)              55,839
       25,000    NYC GO                                           6.000
02/15/11       02/15/07(b)              27,433
       30,000    NYC GO                                           6.000
08/01/11       02/01/99(b)              30,065
        5,000    NYC GO                                           6.000
08/01/11       02/01/99(b)               5,011
       15,000    NYC GO                                           6.000
02/15/12       02/15/05(b)              16,752
       90,000    NYC GO                                           6.000
02/15/12       02/15/05(b)              98,761


                     11 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $    30,000    NYC GO                                           6.000 %
08/01/12       02/01/99(b)     $        30,066
       15,000    NYC GO                                           6.000
02/15/14       02/15/05(b)              16,726
       20,000    NYC GO                                           6.000
02/15/14       02/15/05(b)              21,834
       15,000    NYC GO                                           6.000
02/15/15       02/15/05(b)              16,726
       25,000    NYC GO                                           6.000
02/15/15       02/15/05(b)              27,292
       15,000    NYC GO                                           6.000
05/15/15       05/15/05(b)              16,489
       20,000    NYC GO                                           6.000
05/15/15       05/15/05(b)              21,654
       10,000    NYC GO                                           6.000
08/01/16 (s)   08/01/06(b)              10,863
       50,000    NYC GO                                           6.000
08/01/16 (s)   08/01/06(b)              55,065
    1,130,000    NYC GO                                           6.000
08/01/17 (s)   08/01/07(b)           1,233,192
    1,530,000    NYC GO                                           6.000
08/01/17 (s)   08/01/07(b)           1,669,720
       55,000    NYC GO                                           6.000
05/15/19       05/15/03(a)              60,529
       10,000    NYC GO                                           6.000
05/15/19       05/15/03(b)              10,649
       10,000    NYC GO                                           6.000
02/15/25       02/15/07(b)              10,734
      100,000    NYC GO                                           6.125
08/01/10       08/01/04(b)             110,720
       65,000    NYC GO                                           6.125
08/01/11       08/01/04(b)              71,848
    2,500,000    NYC GO                                           6.250
08/01/08       08/01/06(b)           2,830,625
       30,000    NYC GO                                           6.250
10/01/08       10/01/02(b)              33,062
       15,000    NYC GO                                           6.250
10/01/08       10/01/02(b)              16,440
   10,550,000    NYC GO                                           6.250
08/01/09       08/01/06(b)          11,945,237
      205,000    NYC GO                                           6.250
08/01/10       08/01/06(b)             231,558
       75,000    NYC GO                                           6.250
08/01/10       08/01/04(b)              83,502
    2,000,000    NYC GO                                           6.250
08/01/12       08/01/06(b)           2,242,580
    4,270,000    NYC GO                                           6.250
08/01/13       08/01/06(b)           4,767,455
        5,000    NYC GO                                           6.250
04/01/16       04/01/06(b)               5,731
       45,000    NYC GO                                           6.250
04/01/16       04/01/06(b)              49,503
       10,000    NYC GO                                           6.250
08/01/16       08/01/02(b)              10,803
       40,000    NYC GO                                           6.250
08/01/17 (s)   08/01/06(b)              44,215
       45,000    NYC GO                                           6.250
08/01/19       08/01/02(b)              48,639
       75,000    NYC GO                                           6.250
08/01/21       08/01/02(b)              78,891
      175,000    NYC GO                                           6.300
08/15/08       08/15/05(b)             199,363
      875,000    NYC GO                                           6.300
08/15/08       08/15/05(b)             982,712
       45,000    NYC GO                                           6.375
02/15/06       02/15/05(a)              51,164
      955,000    NYC GO                                           6.375
02/15/06           --                1,069,504
       90,000    NYC GO                                           6.375
08/01/06       08/01/02(a)              99,238
      530,000    NYC GO                                           6.375
08/01/06       08/01/02(b)             578,511
      670,000    NYC GO                                           6.375
08/01/07       08/01/02(a)             738,775
    1,445,000    NYC GO                                           6.375
08/01/07       08/01/02(b)           1,565,802
    2,835,000    NYC GO                                           6.375
08/15/09       08/15/05(a)           3,247,294
   10,665,000    NYC GO                                           6.375
08/15/09       08/15/05(b)          12,020,202
      395,000    NYC GO                                           6.375
08/01/10       08/01/05(a)             452,176
    1,495,000    NYC GO                                           6.375
08/01/10       08/01/05(b)           1,684,192
      215,000    NYC GO                                           6.375
08/15/10       08/15/05(a)             246,267
      815,000    NYC GO                                           6.375
08/15/10       08/15/05(b)             918,562
       30,000    NYC GO                                           6.375
08/15/11       08/15/05(a)              34,363
      105,000    NYC GO                                           6.375
08/15/11       08/15/05(b)             118,051
    2,100,000    NYC GO                                           6.375
08/01/12       08/15/05(a)           2,405,403
    7,900,000    NYC GO                                           6.375
08/01/12       08/15/05(b)           8,819,165
       15,000    NYC GO                                           6.500
08/01/05       08/01/02(a)              16,586
       95,000    NYC GO                                           6.500
08/01/05       08/01/02(b)             104,088
       20,000    NYC GO                                           6.500
08/01/06       08/01/02(b)              21,913
      600,000    NYC GO                                           6.500
02/15/08       02/15/05(a)             686,226


                     12 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $    20,000    NYC GO                                           6.500 %
08/01/08       08/01/02(a)     $        22,115
      105,000    NYC GO                                           6.500
08/01/08       08/01/02(b)             115,044
    4,275,000    NYC GO                                           6.500
08/01/11       08/01/02(a)           4,731,613
    8,725,000    NYC GO                                           6.500
08/01/11       08/01/02(b)           9,543,143
       35,000    NYC GO                                           6.500
08/01/12       08/01/02(a)              38,738
       65,000    NYC GO                                           6.500
08/01/12       08/01/02(b)              70,799
       25,000    NYC GO                                           6.500
08/01/13       08/01/02(a)              27,670
       55,000    NYC GO                                           6.500
08/01/13       08/01/02(b)              60,157
       22,000    NYC GO                                           6.500
08/01/14       08/01/05(a)              25,342
       78,000    NYC GO                                           6.500
08/01/14       08/15/05(b)              87,966
        5,000    NYC GO                                           6.500
12/01/15       06/01/99(b)               5,098
       10,000    NYC GO                                           6.500
08/01/16       08/01/05(a)              11,519
       40,000    NYC GO                                           6.500
08/01/16       08/01/05(b)              44,867
       10,000    NYC GO                                           6.500
08/01/19       08/01/05(b)              11,519
       70,000    NYC GO                                           6.500
08/01/19 (s)   08/01/05(b)              78,517
    1,175,000    NYC GO                                           6.600
02/15/10       02/15/05(a)           1,350,181
      270,000    NYC GO                                           6.600
02/15/10 (s)   02/15/05(b)             305,616
    4,625,000    NYC GO                                           6.600
10/01/16       10/01/02(a)           5,143,000
    9,375,000    NYC GO                                           6.600
10/01/16       10/01/02(b)          10,271,156
    9,800,000    NYC GO                                           6.625
02/15/14       02/15/05(a)          11,274,312
      200,000    NYC GO                                           6.625
02/15/14       02/15/05(b)             224,638
    1,520,000    NYC GO                                           6.750
10/01/05       10/01/02(a)           1,701,549
       30,000    NYC GO                                           6.750
10/01/05       10/01/02(b)              33,232
       25,000    NYC GO                                           6.750
10/01/06       10/01/02(b)              27,958
       15,000    NYC GO                                           6.750
10/01/06       10/01/02(b)              16,522
        5,000    NYC GO                                           6.750
01/15/12       01/15/99(b)               5,076
       55,000    NYC GO                                           6.750
10/01/17       10/01/02(a)              61,508
       15,000    NYC GO                                           7.000
08/15/99       02/15/99(b)              15,182
      210,000    NYC GO                                           7.000
02/01/00       02/01/99(b)             211,714
       50,000    NYC GO                                           7.000
02/01/00       02/01/99(b)              50,401
       10,000    NYC GO                                           7.000
08/01/00       02/01/99(b)              10,107
       65,000    NYC GO                                           7.000
02/01/01       02/01/99(b)              69,549
      425,000    NYC GO                                           7.000
02/01/01       02/01/99(b)             428,272
       20,000    NYC GO                                           7.000
02/01/01       02/01/99(b)              20,161
        5,000    NYC GO                                           7.000
02/01/02       02/01/99(a)               5,485
       20,000    NYC GO                                           7.000
08/15/02       02/15/99(b)              20,289
       35,000    NYC GO                                           7.000
02/01/03       02/01/99(b)              35,285
        5,000    NYC GO                                           7.000
08/01/05       08/01/99(b)               5,054
    2,860,000    NYC GO                                           7.000
02/01/06       02/01/02(a)           3,173,313
      390,000    NYC GO                                           7.000
02/01/06       02/01/02(b)             429,214
       60,000    NYC GO                                           7.000
12/01/06       06/01/99(b)              61,402
      365,000    NYC GO                                           7.000
08/01/07           --                  433,792
        5,000    NYC GO                                           7.000
08/01/07       02/01/99(b)               5,054
        5,000    NYC GO                                           7.000
12/01/08       06/01/99(b)               5,111
        5,000    NYC GO                                           7.000
02/01/09       02/01/99(b)               5,039
        5,000    NYC GO                                           7.000
08/01/09       02/01/99(b)               5,052
       10,000    NYC GO                                           7.000
08/01/09       02/01/99(b)              10,107
      715,000    NYC GO                                           7.000
10/01/09       10/01/02(a)             805,798
       15,000    NYC GO                                           7.000
10/01/09       10/01/02(b)              16,745
       50,000    NYC GO                                           7.000
10/01/10       10/01/02(a)              56,406
        5,000    NYC GO                                           7.000
10/01/10       10/01/02(b)               5,582
        5,000    NYC GO                                           7.000
12/01/10       06/01/99(b)               5,111


                     13 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $     5,000    NYC GO                                           7.000 %
02/01/11       02/01/99(a)     $         5,040
       30,000    NYC GO                                           7.000
02/01/12       02/01/99(b)              30,240
    8,960,000    NYC GO                                           7.000
10/01/13       10/01/02(a)          10,097,830
      185,000    NYC GO                                           7.000
10/01/13       10/01/02(b)             206,238
       25,000    NYC GO                                           7.000
10/01/14       10/01/02(a)              28,203
       25,000    NYC GO                                           7.000
10/01/15       10/01/99(b)              25,697
    2,000,000    NYC GO                                           7.000
02/01/16       02/01/02(b)           2,194,180
       10,000    NYC GO                                           7.000
08/01/16       08/01/02(a)              11,234
        5,000    NYC GO                                           7.000
08/01/16       08/01/02(b)               5,546
    1,360,000    NYC GO                                           7.000
08/15/16       08/15/04(a)           1,585,094
       70,000    NYC GO                                           7.000
10/01/16       10/01/99(b)              71,821
       15,000    NYC GO                                           7.000
02/01/17       02/01/02(b)              16,456
       20,000    NYC GO                                           7.000
02/01/18       02/01/02(b)              21,942
       35,000    NYC GO                                           7.000
10/01/18       10/01/99(b)              35,976
       15,000    NYC GO                                           7.000
10/01/19       10/01/99(b)              15,390
       10,000    NYC GO                                           7.100
02/01/04       02/01/99(b)              10,074
      100,000    NYC GO                                           7.100
08/15/07       08/15/04(a)             116,864
    2,010,000    NYC GO                                           7.100
02/01/09       02/01/02(a)           2,235,763
      265,000    NYC GO                                           7.100
02/01/09       02/01/02(b)             292,406
      170,000    NYC GO                                           7.100
02/01/10       02/01/02(a)             189,094
       30,000    NYC GO                                           7.100
02/01/10       02/01/02(b)              33,103
       25,000    NYC GO                                           7.200
08/01/01       02/01/99(b)              25,267
        5,000    NYC GO                                           7.200
08/01/02       08/01/00(a)               5,369
       30,000    NYC GO                                           7.200
08/01/02       08/01/00(b)              31,982
        5,000    NYC GO                                           7.200
02/01/05       02/01/99(a)               5,041
    1,450,000    NYC GO                                           7.200
08/15/08       08/15/04(b)           1,701,473
       20,000    NYC GO                                           7.200
02/01/15       02/01/02(a)              22,302
      100,000    NYC GO                                           7.250
02/01/07       02/01/99(b)             100,836
        5,000    NYC GO                                           7.250
02/01/07       02/01/99(b)               5,040
       15,000    NYC GO                                           7.250
08/15/17       08/15/99(b)              15,596
    5,000,000    NYC GO                                           7.250
08/15/19       08/15/04(a)           5,887,400
      360,000    NYC GO                                           7.250
08/15/24       08/15/01(a)             392,911
       10,000    NYC GO                                           7.250
08/15/24 (s)   08/15/01(b)              10,799
      500,000    NYC GO                                           7.400
02/01/00           --                  521,855
       10,000    NYC GO                                           7.400
08/15/00       02/15/99(b)              10,147
      265,000    NYC GO                                           7.400
02/01/02           --                  293,458
       20,000    NYC GO                                           7.400
02/01/02           --                   22,071
        5,000    NYC GO                                           7.500
08/01/01       08/01/99(b)               5,191
        5,000    NYC GO                                           7.500
08/15/01       02/15/99(b)               5,062
       90,000    NYC GO                                           7.500
08/15/03       08/15/99(b)              93,582
       20,000    NYC GO                                           7.500
12/01/03       12/01/99(b)              20,360
   10,125,000    NYC GO                                           7.500
02/01/04       02/01/02(b)          11,288,565
       15,000    NYC GO                                           7.500
02/01/05       02/01/02(a)              16,855
       65,000    NYC GO                                           7.500
02/01/05       02/01/02(b)              72,470
        5,000    NYC GO                                           7.500
08/15/05       02/15/99(b)               5,062
    6,450,000    NYC GO                                           7.500
02/01/06       02/01/02(b)           7,191,234
       20,000    NYC GO                                           7.500
08/15/06       08/15/99(b)              20,796
      220,000    NYC GO                                           7.500
02/01/07       02/01/02(b)             245,282
    2,425,000    NYC GO                                           7.500
02/01/09       02/01/02(b)           2,703,681
       15,000    NYC GO                                           7.500
03/15/09       03/15/00(b)              15,973
      155,000    NYC GO                                           7.500
03/15/09       03/15/00(b)             164,475
       50,000    NYC GO                                           7.625
02/01/13       02/01/02(a)              56,412


                     14 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $ 3,980,000    NYC GO                                           7.650 %
02/01/07       02/01/02(a)     $     4,493,261
       40,000    NYC GO                                           7.650
02/01/07       02/01/02(b)              44,769
      295,000    NYC GO                                           7.700
02/01/09       02/01/02(a)             333,468
        5,000    NYC GO                                           7.700
02/01/09       02/01/02(b)               5,603
      370,000    NYC GO                                           7.750
08/15/01       08/15/99(b)             385,292
      595,000    NYC GO                                           7.750
08/15/05       08/15/01(a)             664,912
       55,000    NYC GO                                           7.750
08/15/05       08/15/01(b)              60,998
      310,000    NYC GO                                           7.750
08/15/06       08/15/01(a)             346,425
      205,000    NYC GO                                           7.750
08/15/06       08/15/01(b)             227,355
    1,460,000    NYC GO                                           7.750
08/15/07       02/01/03(a)           1,631,550
       40,000    NYC GO                                           7.750
08/15/07       08/15/01(b)              44,362
    1,530,000    NYC GO                                           7.750
08/15/09       08/15/01(a)           1,709,775
       25,000    NYC GO                                           7.750
08/15/09       08/15/01(b)              27,726
       55,000    NYC GO                                           7.750
02/01/10       02/01/02(b)              62,148
        5,000    NYC GO                                           7.750
02/01/10       02/01/02(b)               5,611
       45,000    NYC GO                                           7.750
08/15/11       08/15/01(a)              50,287
      160,000    NYC GO                                           7.750
08/15/12       08/15/01(a)             178,800
       20,000    NYC GO                                           7.750
08/15/12       08/15/01(b)              22,168
        5,000    NYC GO                                           7.875
08/01/00       02/01/99(b)               5,093
       40,000    NYC GO                                           7.875
08/01/04       08/01/00(b)              43,166
       15,000    NYC GO                                           8.000
08/01/01       02/01/99(b)              15,276
        5,000    NYC GO                                           8.000
08/01/03       02/01/99(b)               5,093
    1,560,000    NYC GO                                           8.000
08/01/03       08/01/01(a)           1,750,585
      125,000    NYC GO                                           8.000
08/01/03       08/01/01(b)             139,229
      110,000    NYC GO                                           8.250
11/15/10       11/15/01(a)             125,429
        5,000    NYC GO                                           8.250
08/01/11       08/01/01(b)               5,597
    1,355,000    NYC GO CAB                                       0.000 (t)
05/15/14       05/15/08(b)           1,159,568
       10,000    NYC GO DIAMONDS                                  0.000 (t)
08/01/07       08/01/02(b)               8,592
   11,870,000    NYC GO Indexed Inverse Floater                   2.730 (r)
08/15/10       08/15/05(b)          12,603,566
    2,000,000    NYC GO LIMO                                      0.000 (t)
02/01/04       02/01/00(b)           2,051,940
    1,950,000    NYC GO LIMO                                      0.000 (t)
02/01/07       02/01/02(e)           1,727,895
      115,000    NYC GO PRAMS                                     0.000 (t)
10/01/06       10/01/02(b)              98,941
       50,000    NYC GO PRAMS                                     0.000 (t)
02/01/12       02/01/02(b)              45,126
      500,000    NYC HDC (Barclay Avenue)                         5.750
04/01/07       07/29/03(c)             522,990
    1,715,000    NYC HDC (Multi-Family)                           6.550
10/01/15 (s)   04/01/03(b)           1,845,340
      110,000    NYC HDC (Multi-Family)                           7.300
06/01/10 (s)   06/01/01(b)             117,560
       30,000    NYC HDC (Multi-Family)                           7.350
06/01/19 (s)   06/01/01(b)              32,095
    9,810,000    NYC HDC (Multi-Family), Series A                 5.500
11/01/09 (s)   05/01/08(b)          10,450,201
    5,000,000    NYC HDC (Multi-Family), Series A                 5.625
05/01/12 (s)   05/01/08(b)           5,287,750
    5,145,000    NYC HDC (Multi-Family), Series B                 5.700
11/01/13 (s)   05/01/05(b)           5,343,700
    1,540,000    NYC HDC (Multi-Family), Series B                 5.850
05/01/26 (s)   05/01/05(b)           1,605,943
    1,970,000    NYC HDC (Pass Through Certificate) (i)           6.500
09/20/03       11/20/02(c)           2,074,154
      705,000    NYC HDC (South Bronx Cooperatives)               8.100
09/01/23 (s)   08/24/00(g)             748,936
    1,670,000    NYC HDC (South Williamsburg Cooperatives)        7.900
02/01/23 (s)   01/27/00(g)           1,746,569
    2,600,000    NYC Health & Hospital Corp.                      5.625
02/15/13 (s)   02/15/05(b)           2,783,508
    1,000,000    NYC Hsg. Authority, Series A                     5.650
07/01/10 (s)   05/17/09(g)           1,056,790
    1,985,000    NYC IDA (Acme Architectural Products)            5.875
11/01/09       10/23/05(c)           1,989,863
      960,000    NYC IDA (ALA Realty)                             7.000
12/01/05       03/06/03(c)           1,034,323
    1,800,000    NYC IDA (American Airlines)                      6.900
08/01/24       08/01/04(b)           1,995,768
    4,030,000    NYC IDA (American Airlines)                      7.750
07/01/19       07/01/99(b)           4,122,085
    8,540,000    NYC IDA (American Airlines)                      8.000
07/01/20       07/01/99(b)           8,736,932
      575,000    NYC IDA (Amster Novelty) (u)                     7.375
12/01/05       07/27/02(c)             373,750


                     15 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $   740,000    NYC IDA (Atlantic Veal & Lamb)                   7.250 %
12/01/08       12/30/04(c)     $       781,425
      370,000    NYC IDA (BHMS)                                   7.500
01/01/07       11/07/03(c)             386,291
    2,095,000    NYC IDA (Blood Center)                           6.800
05/01/02       03/22/01(c)           2,287,970
      785,000    NYC IDA (CCM)                                    5.750
11/01/08       02/22/04(c)             788,509
      310,000    NYC IDA (CCM)                                    5.750
11/01/08       10/08/04(c)             310,434
      700,000    NYC IDA (CCM)                                    7.250
12/01/06       11/02/03(c)             742,077
      360,000    NYC IDA (CNR)                                    6.200
09/01/10 (s)   09/01/05(b)             397,382
      615,000    NYC IDA (College of Aeronautics)                 5.500
05/01/12       05/01/10(b)             636,199
      450,000    NYC IDA (College of Aeronautics)                 5.500
05/01/13       05/01/10(b)             462,388
    1,205,000    NYC IDA (Composite Offering XIV), Series C       7.625
11/01/09 (s)   05/01/99(b)           1,210,880
    1,026,876    NYC IDA (Cummins Engine)                         6.500
03/01/05       04/30/02(c)           1,033,992
      740,000    NYC IDA (EPG)                                    7.400
07/30/02       03/01/01(c)             799,045
    1,000,000    NYC IDA (Essie Cosmetics)                        5.500
11/01/08       10/13/04(c)           1,002,710
       45,000    NYC IDA (Federation Protestant Welfare)          6.950
11/01/11 (s)   11/01/01(b)              48,973
    1,815,000    NYC IDA (Friends Seminary School)                6.125
12/01/07       11/30/03(c)           1,827,179
    1,440,000    NYC IDA (Gabrielli Truck Sales)                  7.250
12/01/07       05/23/04(c)           1,506,427
    1,515,000    NYC IDA (JBFS)                                   6.500
12/15/02       07/13/01(c)           1,587,690
      450,000    NYC IDA (Koenig Manufacturing)                   7.375
12/01/10       05/08/06(c)             476,059
       25,000    NYC IDA (Lighthouse)                             6.375
07/01/10 (s)   07/01/02(b)              27,534
      150,000    NYC IDA (Lighthouse)                             6.500
07/01/22 (s)   07/01/02(b)             165,811
    1,340,000    NYC IDA (Little Red Schoolhouse)                 5.750
11/01/07       03/15/04(c)           1,341,353
    2,000,000    NYC IDA (Northwest Airlines)                     6.000
06/01/27       06/01/09(b)           2,067,160
      435,000    NYC IDA (Ohel Children's Home and Family
                 Services)                                        7.125
03/15/03       05/08/01(c)             447,393
    2,965,000    NYC IDA (Plaza Packaging)                        7.650
12/01/09 (s)   12/01/99(b)           3,100,412
      695,000    NYC IDA (Precision Gear)                         5.875
11/01/09       10/26/05(c)             694,986
      650,000    NYC IDA (Promotional Slideguide)                 7.000
12/01/05       03/15/03(c)             694,544
       50,000    NYC IDA (Sharif Designs)                         7.375
11/01/09       05/01/99(b)              50,154
    3,255,000    NYC IDA (St. Bernard's School)                   6.125
12/01/11       09/29/06(c)           3,268,118
       50,000    NYC IDA (St. Christopher Ottilie)                6.750
07/01/99           --                   50,870
      215,000    NYC IDA (Streamline Plastics)                    7.125
12/01/05       03/21/03(c)             227,190
   13,180,000    NYC IDA (Terminal One Group Assoc.)              6.000
01/01/15 (s)   01/01/04(b)          14,086,652
      170,000    NYC IDA (Terminal One Group Assoc.)              6.000
01/01/19 (s)   01/01/06(b)             180,834
    1,135,000    NYC IDA (Terminal One Group Assoc.)              6.125
01/01/24 (s)   01/01/04(b)           1,207,833
      160,000    NYC IDA (United Nations School)                  6.050
12/01/05           --                  174,206
      170,000    NYC IDA (United Nations School)                  6.100
12/01/06           --                  186,293
      180,000    NYC IDA (United Nations School)                  6.150
12/01/07           --                  198,439
    1,900,000    NYC IDA (Visy Paper)                             7.550
01/01/05       06/21/02(c)           2,031,309
    4,000,000    NYC IDA (Visy Paper)                             7.800
01/01/16 (s)   01/01/06(b)           4,446,200
       60,000    NYC IDA, Series B                                8.125
11/01/09 (s)   05/01/99(b)              60,947
      275,000    NYC Municipal Water Finance Authority            5.750
06/15/16 (s)   06/15/07(b)             295,911
       40,000    NYC Municipal Water Finance Authority            5.750
06/15/18 (s)   06/15/04(b)              41,835
      140,000    NYC Municipal Water Finance Authority            5.750
06/15/18 (s)   06/15/04(b)             146,423
       25,000    NYC Public Hsg. Authority                        6.000
01/01/04       07/01/99(b)              25,599
    2,085,000    NYS COP                                          7.625
03/01/09 (s)   05/18/01(g)           2,282,470
    2,670,000    NYS Dorm (4201 Schools Program)                  5.250
07/01/13       07/01/11(b)           2,775,251
    3,340,000    NYS Dorm (4201 Schools Program)                  5.250
07/01/14       07/01/11(b)           3,453,727
    2,000,000    NYS Dorm (4201 Schools Program)                  5.250
07/01/15       07/01/11(b)           2,054,780
    1,300,000    NYS Dorm (853 Schools Program)                   5.500
07/01/18       07/01/10(b)           1,372,982
       30,000    NYS Dorm (Adelphi University)                    8.000
07/01/02       07/01/99(b)              30,565
       25,000    NYS Dorm (Adelphi University)                    8.200
07/01/05       07/01/99(b)              25,475
      200,000    NYS Dorm (Adelphi University)                    8.250
07/01/06       07/01/99(b)             203,808
      700,000    NYS Dorm (Albany County Airport)                 5.250
04/01/11           --                  737,590


                     16 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $    20,000    NYS Dorm (Albany Law School)                     7.900 %
07/01/01       07/01/99(b)     $        20,176
    3,130,000    NYS Dorm (City University)                       5.250
07/01/14       07/01/10(b)           3,278,769
    1,500,000    NYS Dorm (City University)                       5.500
07/01/05           --                1,620,105
    2,020,000    NYS Dorm (City University)                       5.500
07/01/06           --                2,189,478
    1,050,000    NYS Dorm (City University)                       5.600
07/01/10 (s)   07/01/05(b)           1,113,682
    1,900,000    NYS Dorm (City University)                       6.000
07/01/10       07/01/06(b)           2,112,078
       35,000    NYS Dorm (City University)                       6.000
07/01/16 (s)   07/01/00(b)              35,670
       50,000    NYS Dorm (Dept. of Health)                       5.900
07/01/09       07/01/04(b)              54,416
       15,000    NYS Dorm (ECC)                                   7.100
07/01/09 (s)   07/01/99(b)              15,049
      635,000    NYS Dorm (Hebrew School)                         5.625
02/01/17       02/01/09(b)             668,934
       10,000    NYS Dorm (Higher Education)                      8.200
12/01/99       06/01/99(b)              10,084
       70,000    NYS Dorm (Higher Education)                      8.500
06/01/03 (s)   12/01/99(b)              70,614
    1,000,000    NYS Dorm (Ideal Senior Living Center)            5.900
08/01/26       08/01/06(b)           1,060,780
       90,000    NYS Dorm (Iroquois Nursing)                      7.000
02/01/15       02/01/01(b)              96,184
       40,000    NYS Dorm (Jewish Geriatric)                      7.150
08/01/14       08/01/04(b)              46,219
       50,000    NYS Dorm (Jewish Geriatric)                      7.350
08/01/29 (s)   08/01/04(b)              57,623
       20,000    NYS Dorm (JGB Health Facilities)                 7.000
07/01/09 (s)   07/01/99(b)              20,058
       25,000    NYS Dorm (Manhattan College)                     6.500
07/01/19 (s)   07/01/02(b)              27,256
      750,000    NYS Dorm (MEET)                                  5.375
07/01/12       06/18/10(c)             755,085
    1,300,000    NYS Dorm (Mental Health)                         5.625
02/15/21 (s)   02/15/09(b)           1,373,892
       75,000    NYS Dorm (MHMC)                                  8.625
07/01/10 (s)   07/01/99(b)              75,257
   10,000,000    NYS Dorm (Montefiore Medical Center)             5.250
02/01/15       02/15/09(b)          10,375,400
       35,000    NYS Dorm (Mount Sinai)                           6.750
07/01/15 (s)   07/01/01(b)              38,003
       50,000    NYS Dorm (Nursing Homes)                         5.500
07/01/10 (s)   07/01/07(b)              53,263
      225,000    NYS Dorm (NY Medical College)                    6.875
07/01/03           --                  252,250
    1,150,000    NYS Dorm (Nyack Hospital)                        6.250
07/01/13 (s)   03/31/08(g)           1,236,054
       90,000    NYS Dorm (Park Ridge Hsg.)                       7.850
02/01/29       02/01/99(b)              92,056
    1,290,000    NYS Dorm (PCP)                                   7.800
12/01/05 (s)   06/01/99(b)           1,335,305
        5,000    NYS Dorm (RGH)                                   8.750
07/01/02 (s)   07/01/99(b)               5,496
       75,000    NYS Dorm (St. Francis G&H)                       7.375
08/01/10       08/01/00(b)              81,108
       20,000    NYS Dorm (St. Vincent's Hospital)                5.750
08/01/15       08/01/06(b)              21,541
       25,000    NYS Dorm (St. Vincent's Hospital)                7.375
08/01/11       08/01/01(b)              27,557
   20,480,000    NYS Dorm (State University)                      5.500
05/15/16       05/15/10(b)          21,626,266
    1,150,000    NYS Dorm (State University)                      5.750
05/15/10       05/15/08(b)           1,265,069
    3,600,000    NYS Dorm (State University)                      5.750
05/15/16 (s)   05/15/08(b)           3,856,896
      610,000    NYS Dorm (State University)                      6.000
05/15/17       05/15/00(b)             628,025
    8,730,000    NYS Dorm (State University)                      6.375
05/15/14       05/15/03(a)           9,794,187
    2,935,000    NYS Dorm (State University)                      7.000
05/15/16 (s)   05/15/00(b)           3,118,408
      115,000    NYS Dorm (State University)                      7.000
05/15/16 (s)   05/15/00(b)             122,267
       70,000    NYS Dorm (State University)                      7.125
05/15/09       05/15/99(b)              72,392
    3,565,000    NYS Dorm (Suffolk-Judicial)                      9.000
10/15/01 (s)   04/15/99(b)           3,888,167
      155,000    NYS Dorm (Suffolk-Judicial)                      9.000
10/15/01 (s)   04/15/99(b)             171,683
    1,500,000    NYS Dorm (Suffolk-Judicial)                      9.250
04/15/06 (s)   04/15/99(b)           1,671,915
    1,000,000    NYS Dorm (Teresian House)                        5.250
07/01/17       07/01/09(b)           1,005,210
       55,000    NYS Dorm (UCC)                                   5.625
07/01/12 (s)   07/01/04(b)              58,887
      280,000    NYS Dorm (UCC)                                   5.625
07/01/14 (s)   07/01/06(b)             292,970
       35,000    NYS Dorm (UCC)                                   5.875
07/01/16 (s)   07/01/09(b)              37,287
    1,250,000    NYS Dorm (UCC)                                   6.200
07/01/15 (s)   07/01/05(b)           1,361,062
    3,305,000    NYS Dorm (United Health Services)                5.500
08/01/17       02/01/10(b)           3,487,072
      300,000    NYS Dorm (United Health Services)                7.150
08/01/07       02/01/00(a)             317,418
      145,000    NYS Dorm (University of Rochester)               6.500
07/01/09 (s)   07/01/99(b)             147,569
       20,000    NYS Dorm (University of Rochester)               6.500
07/01/09 (s)   07/01/99(b)              20,351


                     17 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $   870,000    NYS Dorm (Wesley Gardens)                        5.850 %
08/01/26       08/01/09(b)     $       933,493
      200,000    NYS Environ. (Consolidated Water)                7.150
11/01/14 (s)   11/01/04(b)             218,888
      115,000    NYS Environ. (Huntington Res Rec)                7.375
10/01/99           --                  116,570
    7,550,000    NYS Environ. (Huntington Res Rec)                7.500
10/01/12 (s)   10/01/99(b)           7,902,509
       20,000    NYS Environ. (New Rochelle Water)                6.400
12/01/24       06/01/02(b)              21,219
      330,000    NYS Environ. (RSP)                               7.100
04/01/01           --                  355,103
       50,000    NYS Environ. (State Park Infrastructure)         5.750
03/15/13 (s)   03/15/04(b)              52,415
       15,000    NYS ERDA (Central Hudson G&E)                    6.250
06/01/07 (s)   06/01/99(b)              15,027
       10,000    NYS ERDA (Central Hudson G&E)                    7.375
10/01/14       10/01/99(b)              10,568
    6,115,000    NYS ERDA (Con Ed)                                6.750
01/15/27       01/15/01(b)           6,475,540
    6,690,000    NYS ERDA (Con Ed)                                6.750
01/15/27       01/15/01(b)           7,093,875
    9,290,000    NYS ERDA (Con Ed)                                6.750
01/15/27       01/15/01(b)           9,847,121
    1,280,000    NYS ERDA (Con Ed)                                7.250
11/01/24       05/01/99(b)           1,307,955
       85,000    NYS ERDA (Con Ed)                                7.250
11/01/24       05/01/99(b)              86,105
    8,100,000    NYS ERDA (Con Ed)                                7.500
07/01/25       07/01/99(b)           8,334,900
      160,000    NYS ERDA (Con Ed)                                7.500
01/01/26       01/01/00(b)             167,240
      325,000    NYS ERDA (LILCO)                                 6.900
08/01/22       01/21/03(b)             367,266
      145,000    NYS ERDA (LILCO)                                 6.900
08/01/22       02/01/02(b)             161,502
      260,000    NYS ERDA (LILCO)                                 7.150
09/01/19       06/14/02(b)             292,344
      205,000    NYS ERDA (LILCO)                                 7.150
09/01/19       06/15/02(b)             224,885
      615,000    NYS ERDA (LILCO)                                 7.150
06/01/20       06/15/02(b)             674,655
      540,000    NYS ERDA (LILCO)                                 7.150
12/01/20       06/15/02(b)             598,790
      940,000    NYS ERDA (LILCO)                                 7.150
02/01/22       06/15/02(b)           1,056,936
       20,000    NYS ERDA (LILCO)                                 7.150
02/01/22       06/15/02(b)              22,177
      170,000    NYS ERDA (LILCO)                                 7.500
12/01/06 (s)   12/01/99(b)             170,474
      470,000    NYS ERDA (LILCO) (i)                             7.800
12/01/09 (s)   12/01/99(b)             477,144
       15,000    NYS GO                                           6.000
11/15/07       11/15/02(b)              16,366
       40,000    NYS GO                                           6.600
12/01/14       06/01/99(b)              41,350
       80,000    NYS HFA (Children's Rescue)                      7.400
11/01/00           --                   82,126
       65,000    NYS HFA (Children's Rescue)                      7.500
05/01/01           --                   67,064
      140,000    NYS HFA (Children's Rescue)                      7.500
11/01/01           --                  145,326
      114,000    NYS HFA (General Hsg.)                           6.500
11/01/03           --                  116,547
       10,000    NYS HFA (General Hsg.)                           6.600
11/01/05       11/01/00(b)              10,224
       30,000    NYS HFA (General Hsg.)                           6.600
11/01/06       11/01/00(b)              30,673
        5,000    NYS HFA (H&NH)                                   5.500
11/01/05       05/01/99(a)               5,330
        5,000    NYS HFA (H&NH)                                   5.500
11/01/12       05/01/99(a)               5,288
       15,000    NYS HFA (H&NH)                                   5.875
11/01/10       11/01/01(b)              15,372
       10,000    NYS HFA (H&NH)                                   5.875
11/01/11       11/01/01(b)              10,248
        5,000    NYS HFA (H&NH)                                   5.900
11/01/03       05/01/99(a)               5,435
       30,000    NYS HFA (H&NH)                                   5.900
11/01/05       05/01/99(a)              33,203
        5,000    NYS HFA (H&NH)                                   5.900
11/01/10       05/01/99(a)               5,689
       35,000    NYS HFA (H&NH)                                   6.000
11/01/14       05/01/99(b)              35,335
       10,000    NYS HFA (H&NH)                                   6.375
11/01/01           --                   10,753
       20,000    NYS HFA (H&NH)                                   6.875
11/01/99           --                   20,445
       10,000    NYS HFA (H&NH)                                   6.875
11/01/04       05/01/99(a)              10,131
        5,000    NYS HFA (H&NH)                                   6.875
11/01/05       05/01/99(a)               5,067
      660,000    NYS HFA (H&NH)                                   6.875
11/01/07 (s)   05/01/99(a)             721,307
        5,000    NYS HFA (H&NH)                                   6.875
11/01/09       05/01/99(a)               5,470
        3,000    NYS HFA (H&NH)                                   6.875
11/01/10       05/01/99(a)               3,283
      590,000    NYS HFA (H&NH)                                   7.000
11/01/17       11/01/99(b)             717,298
    1,435,000    NYS HFA (Health Facility)                        6.000
05/01/07           --                1,608,291
    2,165,000    NYS HFA (Health Facility)                        6.000
05/01/08       05/01/06(b)           2,413,390


                     18 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $ 7,465,000    NYS HFA (Health Facility)                        7.900 %
11/01/99       08/02/99(c)     $     7,589,740
    1,590,000    NYS HFA (HELP/Bronx)                             8.050
11/01/05 (s)   11/01/99(b)           1,653,489
      120,000    NYS HFA (Meadow Manor)                           7.750
11/01/19 (s)   05/01/99(b)             121,465
      125,000    NYS HFA (Monroe County Health Facilities)        7.625
05/01/05 (s)   03/28/00(g)             135,917
      475,000    NYS HFA (Multi-Family)                           0.000
11/01/08       11/01/06(b)             300,019
      240,000    NYS HFA (Multi-Family)                           0.000
11/01/09       11/01/06(b)             142,764
       10,000    NYS HFA (Multi-Family)                           0.000
11/01/10       11/01/06(b)               5,554
      100,000    NYS HFA (Multi-Family)                           0.000
11/01/11       11/01/06(b)              52,234
    1,580,000    NYS HFA (Multi-Family)                           0.000
11/01/12       11/01/06(b)             771,451
      130,000    NYS HFA (Multi-Family)                           0.000
11/01/13       11/01/06(b)              59,489
    1,000,000    NYS HFA (Multi-Family)                           6.100
08/15/16 (s)   08/15/08(b)           1,074,440
    2,015,000    NYS HFA (Multi-Family)                           6.100
08/15/28 (s)   08/15/06(b)           2,188,270
       25,000    NYS HFA (Multi-Family)                           6.200
08/15/12 (s)   08/15/02(b)              26,631
    2,060,000    NYS HFA (Multi-Family)                           6.250
08/15/14 (s)   08/15/04(b)           2,234,317
      150,000    NYS HFA (Multi-Family)                           6.250
08/15/23 (s)   08/15/02(b)             159,000
    1,000,000    NYS HFA (Multi-Family)                           6.450
08/15/14 (s)   08/15/02(b)           1,064,490
      350,000    NYS HFA (Multi-Family)                           6.850
11/01/19 (s)   11/01/04(b)             383,894
      100,000    NYS HFA (Multi-Family)                           6.950
08/15/12 (s)   08/15/02(b)             109,017
    1,875,000    NYS HFA (Multi-Family)                           6.950
08/15/24 (s)   07/02/02(g)           1,986,862
       40,000    NYS HFA (Multi-Family)                           7.300
11/01/04       11/01/99(b)              41,288
      359,000    NYS HFA (Multi-Family)                           7.450
11/01/28 (s)   10/30/99(g)             372,735
    1,040,000    NYS HFA (Multi-Family)                           7.750
11/01/20 (s)   10/24/00(g)           1,108,401
      570,000    NYS HFA (Multi-Family)                           8.000
11/01/08 (s)   09/19/00(g)             616,489
      400,000    NYS HFA (Multi-Family)                          10.000
11/15/99 (s)       --                  402,116
        5,000    NYS HFA (Non Profit)                             6.000
11/01/12       11/01/00(b)               5,106
       45,000    NYS HFA (Non Profit)                             6.100
11/01/99           --                   46,000
        5,000    NYS HFA (Non Profit)                             6.200
11/01/06       05/01/99(b)               5,111
       40,000    NYS HFA (Non Profit)                             6.200
11/01/08       05/01/99(b)              40,881
       60,000    NYS HFA (Non Profit)                             6.200
11/01/11       05/01/99(b)              61,326
       40,000    NYS HFA (Non Profit)                             6.400
11/01/00           --                   40,888
       15,000    NYS HFA (Non Profit)                             6.400
11/01/02       11/01/00(b)              15,333
       25,000    NYS HFA (Non Profit)                             6.400
11/01/04       11/01/00(b)              25,549
       25,000    NYS HFA (Non Profit)                             6.400
11/01/05       11/01/00(b)              25,549
        5,000    NYS HFA (Non Profit)                             6.400
11/01/06       11/01/00(b)               5,109
       10,000    NYS HFA (Non Profit)                             6.400
11/01/08       11/01/00(b)              10,218
       80,000    NYS HFA (Non Profit)                             6.400
11/01/09       11/01/01(b)              81,746
        5,000    NYS HFA (Non Profit)                             6.400
11/01/11       11/01/00(b)               5,109
       10,000    NYS HFA (Non Profit)                             6.400
11/01/13       05/01/99(b)              10,218
       10,000    NYS HFA (Non Profit)                             6.500
11/01/00           --                   10,224
       60,000    NYS HFA (Non Profit)                             6.500
11/01/02           --                   61,321
        5,000    NYS HFA (Non Profit)                             6.500
11/01/03           --                    5,112
       25,000    NYS HFA (Non Profit)                             6.600
11/01/00       05/01/99(b)              25,561
       30,000    NYS HFA (Non Profit)                             6.600
11/01/01           --                   30,667
       10,000    NYS HFA (Non Profit)                             6.600
11/01/02       05/01/99(b)              10,221
      225,000    NYS HFA (Non Profit)                             6.600
11/01/03           --                  230,053
       75,000    NYS HFA (Non Profit)                             6.600
11/01/05       05/01/99(b)              76,688
       50,000    NYS HFA (Non Profit)                             6.600
11/01/05       11/01/00(b)              51,125
       15,000    NYS HFA (Non Profit)                             6.600
11/01/06       11/01/00(b)              15,338
        5,000    NYS HFA (Non Profit)                             6.600
11/01/07       05/01/99(b)               5,113
       10,000    NYS HFA (Non Profit)                             6.600
11/01/09       05/01/99(b)              10,224
       15,000    NYS HFA (Non Profit)                             6.600
11/01/09       05/01/99(b)              15,338
       15,000    NYS HFA (Non Profit)                             6.600
11/01/10       05/01/99(b)              15,338


                     19 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $    15,000    NYS HFA (Non Profit)                             6.600 %
11/01/11       11/01/03(b)     $        15,339
        5,000    NYS HFA (Non Profit)                             6.600
11/01/11       05/01/99(b)               5,113
       25,000    NYS HFA (Non Profit)                             6.600
11/01/13       05/01/99(b)              25,564
       10,000    NYS HFA (Non Profit)                             6.750
11/01/00       05/01/99(b)              10,225
       20,000    NYS HFA (Non Profit)                             6.750
11/01/01       05/01/99(b)              20,451
      100,000    NYS HFA (Non Profit)                             6.750
11/01/04       05/01/99(b)             104,180
        5,000    NYS HFA (Non Profit)                             6.750
11/01/05       05/01/99(b)               5,109
        5,000    NYS HFA (Non Profit)                             6.750
11/01/08       05/01/99(b)               5,113
       15,000    NYS HFA (Non Profit)                             6.750
11/01/09       05/01/99(b)              15,339
    1,420,000    NYS HFA (Non Profit)                             6.750
11/01/11       05/01/99(b)           1,464,474
       61,000    NYS HFA (Non Profit)                             6.875
11/01/10       05/01/99(b)              61,805
       20,000    NYS HFA (Non Profit) (i)                         6.500
11/01/01           --                   20,446
      195,000    NYS HFA (Phillips Village)                       6.700
02/15/02           --                  203,880
      250,000    NYS HFA (Phillips Village)                       6.700
08/15/02           --                  263,050
      175,000    NYS HFA (Phillips Village)                       6.900
02/15/04           --                  185,738
       85,000    NYS HFA (Phillips Village)                       6.900
08/15/04           --                   90,652
       65,000    NYS HFA (Service Contract)                       5.625
09/15/13 (s)   09/15/05(b)              68,373
      100,000    NYS HFA (Service Contract)                       5.875
03/15/11 (s)   09/15/05(b)             106,137
      410,000    NYS HFA (Simeon Dewitt)                          8.000
11/01/18 (s)   05/01/99(b)             413,436
      113,000    NYS HFA (Westchester/HELP)                       7.500
11/01/00 (s)   05/01/99(b)             113,382
       40,000    NYS HFA (Westchester/HELP)                       7.550
11/01/02       05/01/00(b)              41,145
    5,500,000    NYS LGAC                                         5.375
04/01/14 (s)   08/15/06(b)           5,765,045
    9,900,000    NYS LGAC                                         5.500
04/01/21 (s)   04/01/05(b)          10,202,247
       50,000    NYS LGAC                                         6.000
04/01/18 (s)   04/01/02(b)              54,351
      710,000    NYS LGSC (SCSB)                                  6.375
12/15/09       07/18/05(c)             750,328
        5,000    NYS Medcare (AOFMH)                              6.500
11/01/19       11/01/01(b)               5,411
      685,000    NYS Medcare (Beth Israel Medical Center)         7.125
11/01/06 (s)   05/01/99(b)             703,495
      290,000    NYS Medcare (Beth Israel Medical Center)         7.200
11/01/14 (s)   05/01/99(b)             290,905
      100,000    NYS Medcare (Brookdale Hospital)                 6.250
08/15/15 (s)   02/15/05(b)             109,270
      260,000    NYS Medcare (Brookdale Hospital)                 6.600
02/15/03           --                  287,992
      615,000    NYS Medcare (Brookdale Hospital)                 6.600
08/15/03           --                  687,748
       20,000    NYS Medcare (Buffalo General Hospital)           6.000
08/15/14       08/15/06(b)              21,348
       10,000    NYS Medcare (Central Suffolk Hospital)           5.875
11/01/05       12/12/03(c)               9,993
      365,000    NYS Medcare (Downtown Hospital)                  6.550
02/15/06       02/15/05(a)             421,736
      945,000    NYS Medcare (Downtown Hospital)                  6.550
08/15/06       02/15/05(a)           1,091,891
       40,000    NYS Medcare (H&NH)                               5.650
08/15/02           --                   41,866
      100,000    NYS Medcare (H&NH)                               5.650
08/15/13       08/15/05(b)             107,697
      745,000    NYS Medcare (H&NH)                               5.750
02/15/05           --                  771,723
    4,500,000    NYS Medcare (H&NH)                               5.750
08/15/19 (s)   08/15/04(b)           4,664,475
      210,000    NYS Medcare (H&NH)                               5.950
08/15/09       08/15/02(b)             221,724
       10,000    NYS Medcare (H&NH)                               6.100
08/15/13 (s)   08/15/02(b)              10,983
      790,000    NYS Medcare (H&NH)                               6.125
02/15/14 (s)   02/15/04(b)             885,511
      835,000    NYS Medcare (H&NH)                               6.125
02/15/14 (s)   02/15/04(b)             887,830
       30,000    NYS Medcare (H&NH)                               6.150
02/15/02       02/15/99(b)              32,184
       25,000    NYS Medcare (H&NH)                               6.200
08/15/22       08/15/02(b)              26,635
      100,000    NYS Medcare (H&NH)                               6.250
02/15/15       08/15/05(b)             110,107
    2,570,000    NYS Medcare (H&NH)                               6.400
08/15/14       08/15/04(b)           2,815,718
       75,000    NYS Medcare (H&NH)                               6.400
11/01/14 (s)   05/01/02(b)              81,754
    3,210,000    NYS Medcare (H&NH)                               6.500
08/15/12 (s)   08/15/02(b)           3,559,441
      570,000    NYS Medcare (H&NH)                               6.500
08/15/12 (s)   08/15/02(b)             623,683
       25,000    NYS Medcare (H&NH)                               6.550
08/15/12       08/15/02(b)              27,440
      760,000    NYS Medcare (H&NH)                               7.100
11/01/99           --                  777,548


                     20 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $   115,000    NYS Medcare (H&NH)                               7.100 %
11/01/00           --          $       117,630
       25,000    NYS Medcare (H&NH)                               7.200
11/01/00       02/15/99(b)              25,579
      685,000    NYS Medcare (H&NH)                               7.200
11/01/01       05/01/99(b)             700,728
       85,000    NYS Medcare (H&NH)                               7.250
11/01/02       05/01/99(b)              86,955
      395,000    NYS Medcare (H&NH)                               7.250
11/01/03       05/01/99(b)             404,085
      110,000    NYS Medcare (H&NH)                               7.300
08/15/11       08/15/01(b)             118,086
      250,000    NYS Medcare (H&NH)                               7.350
02/15/29 (s)   08/15/99(b)             260,682
       55,000    NYS Medcare (H&NH)                               7.350
02/15/29 (s)   02/15/99(b)              57,538
       30,000    NYS Medcare (H&NH)                               7.350
02/15/29 (s)   02/15/99(b)              31,301
      730,000    NYS Medcare (H&NH)                               7.400
11/01/16 (s)   05/01/99(b)             747,045
        5,000    NYS Medcare (H&NH)                               7.500
02/15/09       02/15/99(b)               5,126
       15,000    NYS Medcare (H&NH)                               7.500
02/15/09       02/15/99(b)              15,370
      170,000    NYS Medcare (H&NH)                               7.600
02/15/29       02/15/99(b)             174,223
    3,810,000    NYS Medcare (H&NH)                               8.000
02/15/27       02/15/99(b)           3,860,482
       30,000    NYS Medcare (H&NH)                               8.000
02/15/28       02/15/99(b)              30,697
      300,000    NYS Medcare (H&NH)                               8.625
02/15/06       02/15/99(b)             301,215
      605,000    NYS Medcare (H&NH)                               9.375
11/01/16 (s)   05/01/99(b)             632,177
        5,000    NYS Medcare (H&NH) (i)                           7.900
02/15/08       08/15/00(b)               5,117
      825,000    NYS Medcare (H&NH) (i)                           9.000
02/15/26       02/15/99(b)             851,647
    2,435,000    NYS Medcare (H&NH) (i)                          10.000
11/01/06 (s)   05/01/99(b)           2,595,466
       10,000    NYS Medcare (Hospital Insured Mortgage)          7.100
02/15/00           --                   10,410
    1,915,000    NYS Medcare (Huntington Hospital)                6.500
11/01/14 (s)   11/01/04(b)           2,080,226
       20,000    NYS Medcare (Mental Health)                      0.000
08/15/01           --                   17,444
        5,000    NYS Medcare (Mental Health)                      0.000
02/15/03       02/15/99(b)               3,880
        5,000    NYS Medcare (Mental Health)                      0.000
08/15/03       02/15/99(b)               3,739
       75,000    NYS Medcare (Mental Health)                      5.550
08/15/01       02/15/99(b)              75,113
       10,000    NYS Medcare (Mental Health)                      5.700
02/15/03       02/15/99(b)              10,015
       65,000    NYS Medcare (Mental Health)                      6.000
02/15/11 (s)   02/15/99(b)              65,086
        5,000    NYS Medcare (Mental Health)                      6.100
08/15/13 (s)   08/15/02(b)               5,449
       70,000    NYS Medcare (Mental Health)                      6.375
08/15/14 (s)   08/15/04(b)              78,072
      120,000    NYS Medcare (Mental Health)                      6.375
08/15/14 (s)   08/15/04(b)             137,006
        5,000    NYS Medcare (Mental Health)                      6.375
08/15/14 (s)   08/15/04(b)               5,603
    4,005,000    NYS Medcare (Mental Health)                      6.375
08/15/14 (s)   08/15/04(b)           4,572,589
       85,000    NYS Medcare (Mental Health)                      6.500
08/15/24 (s)   08/15/04(b)              97,578
        5,000    NYS Medcare (Mental Health)                      6.500
08/15/24 (s)   08/15/04(b)               5,656
       85,000    NYS Medcare (Mental Health)                      6.850
08/15/00           --                   89,429
       45,000    NYS Medcare (Mental Health)                      7.000
02/15/01           --                   48,021
       15,000    NYS Medcare (Mental Health)                      7.100
02/15/02       08/15/99(b)              15,592
       50,000    NYS Medcare (Mental Health)                      7.200
08/15/00           --                   52,872
       10,000    NYS Medcare (Mental Health)                      7.200
02/15/04       08/15/99(b)              10,401
        5,000    NYS Medcare (Mental Health)                      7.300
08/15/10 (s)   08/15/99(b)               5,216
       50,000    NYS Medcare (Mental Health)                      7.300
02/15/21 (s)   08/15/01(b)              54,787
    1,020,000    NYS Medcare (Mental Health)                      7.375
02/15/14 (s)   08/12/99(g)           1,063,799
       45,000    NYS Medcare (Mental Health)                      7.400
08/15/00           --                   47,724
       25,000    NYS Medcare (Mental Health)                      7.400
02/15/02       02/15/00(b)              26,438
        5,000    NYS Medcare (Mental Health)                      7.400
02/15/03       08/15/01(b)               5,472
       10,000    NYS Medcare (Mental Health)                      7.500
08/15/07 (s)   02/15/01(b)              10,920
      145,000    NYS Medcare (Mental Health)                      7.625
02/15/07       08/15/01(b)             160,099
       10,000    NYS Medcare (Mental Health)                      7.625
08/15/07       08/15/01(b)              11,041
      100,000    NYS Medcare (Mental Health)                      7.625
02/15/08 (s)   02/15/99(b)             102,335
    1,085,000    NYS Medcare (Mental Health)                      7.700
02/15/18 (s)   02/15/99(b)           1,110,324
       25,000    NYS Medcare (Mental Health)                      7.750
08/15/10 (s)   02/15/00(b)              26,642


                     21 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $   145,000    NYS Medcare (Mental Health)                      7.800 %
02/15/19 (s)   02/15/99(b)     $       148,669
      140,000    NYS Medcare (Mental Health)                      7.875
08/15/15 (s)   02/15/99(b)             143,289
      125,000    NYS Medcare (Mental Health)                      7.875
08/15/15 (s)   02/15/99(b)             127,946
    6,045,000    NYS Medcare (Mental Health)                      7.875
08/15/20 (s)   08/15/00(b)           6,533,436
    1,230,000    NYS Medcare (Mental Health)                      8.250
02/15/99           --                1,237,700
       35,000    NYS Medcare (Mental Health)                      8.250
08/15/99       04/01/99(b)              35,497
    2,360,000    NYS Medcare (Mental Health)                      8.875
08/15/07 (s)   02/15/99(b)           2,393,984
       85,000    NYS Medcare (Montefiore Medical Center)          5.700
02/15/12       02/15/07(b)              92,210
       30,000    NYS Medcare (North Shore University Hospital)    7.125
11/01/08 (s)   11/01/00(b)              32,573
       20,000    NYS Medcare (North Shore University Hospital)    7.125
11/01/08 (s)   11/01/00(b)              21,635
      145,000    NYS Medcare (North Shore University Hospital)    7.200
11/01/20 (s)   11/01/00(a)             157,621
      165,000    NYS Medcare (Saranac Lake General Hospital)      7.875
11/01/10 (s)   10/01/00(g)             180,135
      380,000    NYS Medcare (St. Francis Hospital)               7.625
11/01/21 (s)   05/01/99(b)             388,911
       85,000    NYS Medcare (St. Luke's Hospital)                5.600
08/15/13 (s)   12/12/04(g)              89,113
       70,000    NYS Medcare (St. Luke's Hospital)                5.625
08/15/18 (s)   12/12/04(g)              72,536
      500,000    NYS Medcare (St. Luke's Hospital)                5.625
08/15/18 (s)   12/12/04(g)             517,830
      110,000    NYS Medcare (St. Luke's Hospital)                7.375
02/15/19 (s)   02/15/00(b)             115,303
       60,000    NYS Medcare (St. Luke's Hospital)                7.400
02/15/09       02/15/00(b)              63,739
       90,000    NYS Medcare (St. Luke's Hospital)                7.500
11/01/11 (s)   11/01/99(b)              94,659
      715,000    NYS Medcare (WHMC)                               6.850
02/15/00           --                  744,043
      250,000    NYS Medcare (WHMC)                               6.950
02/15/01           --                  267,375
      530,000    NYS Thruway Authority                            0.000
01/01/01           --                  489,254
      250,000    NYS Thruway Authority                            0.000
01/01/05           --                  192,658
      385,000    NYS Thruway Authority                            0.000
01/01/06           --                  282,143
    1,870,000    NYS Thruway Authority                            5.250
04/01/13       04/01/10(b)           1,968,979
       50,000    NYS Thruway Authority                            5.500
04/01/15 (s)   04/01/07(b)              52,611
      500,000    NYS Thruway Authority                            6.000
04/01/11       04/01/07(b)             551,345
    3,000,000    NYS Thruway Authority                            6.000
04/01/12       04/01/07(b)           3,303,720
       20,000    NYS UDC (Correctional Facilities)                0.000
01/01/99           --                   20,000
       10,000    NYS UDC (Correctional Facilities)                0.000
01/01/00           --                    9,633
       25,000    NYS UDC (Correctional Facilities)                0.000
01/01/03           --                   21,404
       30,000    NYS UDC (Correctional Facilities)                0.000
01/01/07           --                   20,932
    1,375,000    NYS UDC (Correctional Facilities)                5.250
01/01/13 (s)   01/01/06(b)           1,412,648
    4,050,000    NYS UDC (Correctional Facilities)                5.500
01/01/15 (s)   01/01/05(b)           4,184,581
   17,700,000    NYS UDC (Correctional Facilities)                5.500
01/01/15 (s)   01/01/05(b)          18,288,171
    1,000,000    NYS UDC (Correctional Facilities)                5.700
01/01/16 (s)   01/01/09(b)           1,056,580
       85,000    NYS UDC (Correctional Facilities)                5.750
01/01/13 (s)   01/01/05(b)              89,775
       35,000    NYS UDC (South Mall)                             0.000
01/01/03           --                   29,019
      130,000    NYS UDC (South Mall)                             0.000
01/01/05           --                   96,832
       50,000    NYS UDC (South Mall)                             0.000
01/01/05       06/24/04(c)              37,353
      450,000    NYS UDC (South Mall)                             0.000
01/01/11       04/08/08(c)             233,298
      400,000    NYS UDC (South Mall)                             0.000
01/01/11       04/08/08(c)             208,592
   10,000,000    NYS UDC (Sub Lien)                               5.500
07/01/16 (s)   07/01/08(b)          10,432,100
       90,000    Oneida Healthcare Corp.                          7.100
08/01/11       08/01/01(b)              96,949
    1,150,000    Oneida-Herkimer SWMA                             6.600
04/01/04           --                1,273,924
    3,045,000    Oneida-Herkimer SWMA                             6.750
04/01/14 (s)   04/01/03(b)           3,439,084
      155,000    Oneida-Herkimer SWMA                             6.750
04/01/14 (s)   04/01/03(b)             166,901
      110,000    Onondaga County IDA (Sysco Foods)                7.750
04/01/03       04/01/99(b)             111,269
    8,650,000    Onondaga County Res Rec                          6.625
05/01/00       11/06/99(c)           8,836,754
    8,385,000    Onondaga County Res Rec                          6.875
05/01/06       01/12/04(c)           8,903,361
    7,350,000    Onondaga County Res Rec                          7.000
05/01/15 (s)   05/01/02(b)           7,888,020
      130,000    Orange County IDA (Glen Arden)                   5.400
01/01/08           --                  131,282


                     22 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $ 1,485,000    Orange County IDA (Kingston Manufacturing)       7.250 %
11/01/03       12/25/01(c)     $     1,515,502
       40,000    Orange County IDA (Mental Health)                6.000
05/01/08           --                   44,123
       10,000    Orange County IDA (Mental Health)                6.125
05/01/16 (s)   05/01/06(b)              11,033
      575,000    Oswego County IDA (SLRHF)                        5.150
02/01/13       03/22/11(c)             591,968
    1,805,000    Oswego County Res Rec                            6.500
06/01/04       05/23/03(c)           1,935,790
    1,750,000    Otsego County IDA (AOFMH)                        5.350
10/01/17 (s)   10/01/10(b)           1,817,200
       20,000    Pendelton, NY GO (i)                             7.600
09/01/15       03/01/99(a)              20,549
       50,000    Philadelphia, NY GO                              7.500
12/15/09           --                   62,885
       15,000    Port Authority NY/NJ                             5.000
02/01/03 (s)   02/01/99(b)              15,014
       75,000    Port Authority NY/NJ (Delta Airlines)            6.950
06/01/08       06/01/02(b)              80,657
    1,000,000    Port Authority NY/NJ (KIAC)                      6.750
10/01/11 (s)   05/03/10(c)           1,108,460
      275,000    Port Authority NY/NJ (KIAC)                      6.750
10/01/19 (s)   10/01/06(b)             304,827
   10,000,000    Port Authority NY/NJ (KIAC)                      7.000
10/01/07       05/02/05(c)          11,184,300
       20,000    Port Authority NY/NJ, 52nd Series                9.000
11/01/14 (s)   11/01/99(b)              20,942
       75,000    Port Authority NY/NJ, 67th Series                6.875
01/01/25 (s)   01/01/00(b)              78,240
       25,000    Port Authority NY/NJ, 68th Series                7.250
08/15/09       02/15/00(b)              26,251
       15,000    Port Authority NY/NJ, 68th Series                7.250
08/15/11       02/15/00(b)              15,716
       90,000    Port Authority NY/NJ, 69th Series                7.125
06/01/25 (s)   06/01/00(b)              95,289
       15,000    Port Authority NY/NJ, 70th Series                7.250
08/01/25 (s)   08/01/00(b)              15,811
      100,000    Port Authority NY/NJ, 73rd Series                6.750
04/15/26 (s)   04/15/01(b)             106,548
       30,000    Port Authority NY/NJ, 83rd Series                6.375
10/15/17 (s)   10/15/02(b)              32,833
       15,000    Portchester Community Devel. Corp.               8.100
08/01/10       10/10/05(c)              16,078
    1,275,000    Putnam County IDA (Brewster Plastics)            7.375
12/01/08       12/27/04(c)           1,370,778
      120,000    Rensselaer Hsg. Authority (Renwyck)              7.650
01/01/11 (s)   08/25/02(g)             130,644
    1,440,000    Rensselaer Municipal Leasing Corp.               6.250
06/01/04       12/28/02(c)           1,572,307
       60,000    Rensselaer Municipal Leasing Corp.               6.900
06/01/24       06/01/04(b)              66,357
       15,000    Riverhead HDC                                    8.250
08/01/10 (s)   02/01/99(b)              15,949
    2,915,000    Rochester Hsg. Authority (Crossroads)            7.300
07/01/05       10/01/02(c)           3,191,867
      745,000    Rochester Hsg. Authority (Stonewood)             5.900
09/01/09       03/17/05(c)             773,750
      595,000    Rockland County IDA (DC)                         7.000
03/01/03       04/21/01(c)             639,940
      350,000    Rockland Gardens Hsg. Corp.                     10.500
05/01/11       05/01/99(b)             376,600
       50,000    Rome, NY GO                                      6.900
12/15/07       12/15/03(b)              56,520
      225,000    Roxbury CSD GO                                   6.400
06/15/10       06/15/05(b)             251,420
      235,000    Roxbury CSD GO                                   6.400
06/15/11       06/15/05(b)             262,032
      190,000    Saratoga County IDA (ARC)                        7.250
03/01/01       03/10/00(c)             194,790
      360,000    Saratoga County IDA (City Center)               10.000
10/01/08 (s)   10/01/99(b)             374,400
    1,945,000    Saratoga County IDA (Saratoga Sheraton)          6.750
12/31/07       08/14/03(c)           2,076,268
       50,000    Schodack IDA (Hamilton Printing)                 7.600
07/01/00           --                   50,294
       60,000    Schodack IDA (Hamilton Printing)                 7.625
07/01/01           --                   62,898
      120,000    Schuyler County IDA (Cargill)                    7.900
04/01/07       04/01/99(b)             123,472
        5,000    SONYMA, Series 1                                 0.000
10/01/14 (s)   04/01/99(b)               1,159
      200,000    SONYMA, Series 10-A                              8.000
10/01/08 (s)   04/01/99(b)             204,340
       70,000    SONYMA, Series 10-B                              6.500
10/01/02 (s)   04/01/99(b)              70,118
       15,000    SONYMA, Series 11                                6.875
04/01/16 (s)   04/01/99(b)              15,044
       30,000    SONYMA, Series 12                                0.000
04/01/99           --                   29,608
       60,000    SONYMA, Series 12                                0.000
10/01/99       04/01/99(b)              57,428
      100,000    SONYMA, Series 12                                0.000
10/01/00       04/01/99(b)              88,769
       30,000    SONYMA, Series 12                                0.000
10/01/01       04/01/99(b)              24,651
       30,000    SONYMA, Series 12                                0.000
04/01/03       04/01/99(b)              21,920
      695,000    SONYMA, Series 12                                7.300
10/01/12 (s)   04/01/99(b)             701,999
      240,000    SONYMA, Series 12                                8.250
04/01/17 (s)   04/01/99(b)             243,679
      315,000    SONYMA, Series 2                                 0.000
10/01/14 (s)   04/01/99(b)              71,303


                     23 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $    65,000    SONYMA, Series 2                                 0.000 %
10/01/14 (s)   04/01/01(b)     $        14,793
      100,000    SONYMA, Series 29-A                              5.250
04/01/15       01/28/12(c)             102,205
       25,000    SONYMA, Series 29-B                              6.450
04/01/15 (s)   03/01/03(b)              26,802
      445,000    SONYMA, Series 30-B                              6.000
04/01/19 (s)   03/01/05(b)             458,363
      165,000    SONYMA, Series 30-C                              5.850
10/01/25 (s)   10/01/05(b)             171,691
       10,000    SONYMA, Series 34                                5.550
09/30/25 (s)   03/01/06(b)              10,261
       65,000    SONYMA, Series 36-A                              6.125
10/01/20 (s)   06/06/06(b)              67,681
      100,000    SONYMA, Series 39                                5.750
10/01/10 (s)   04/01/06(b)             104,505
       55,000    SONYMA, Series 39                                6.000
10/01/17 (s)   04/01/06(b)              58,271
       50,000    SONYMA, Series 40-A                              6.350
04/01/21 (s)   06/01/04(b)              52,660
       30,000    SONYMA, Series 41-A                              6.450
10/01/14 (s)   06/01/04(b)              32,769
       50,000    SONYMA, Series 41-B                              6.250
10/01/14 (s)   08/01/04(b)              54,202
       35,000    SONYMA, Series 42                                6.000
10/01/23 (s)   09/01/06(b)              36,314
       25,000    SONYMA, Series 42                                6.400
10/01/20 (s)   09/01/04(b)              26,234
       50,000    SONYMA, Series 43                                6.100
04/01/09       09/01/06(b)              52,204
       25,000    SONYMA, Series 43                                6.100
10/01/09       09/01/06(b)              26,102
      690,000    SONYMA, Series 43                                6.450
10/01/17 (s)   09/01/04(b)             751,362
      125,000    SONYMA, Series 44                                6.900
04/01/06       11/01/04(b)             135,078
       50,000    SONYMA, Series 44                                7.000
10/01/07       11/01/04(b)              53,787
       25,000    SONYMA, Series 46                                6.500
04/01/13 (s)   03/28/05(b)              27,228
       65,000    SONYMA, Series 47                                6.375
10/01/17 (s)   03/28/07(b)              70,764
       50,000    SONYMA, Series 48                                6.000
04/01/13       06/29/07(b)              53,462
    1,770,000    SONYMA, Series 48                                6.050
04/01/17 (s)   06/29/07(b)           1,893,564
       25,000    SONYMA, Series 48                                6.100
04/01/25 (s)   06/29/05(b)              26,829
       10,000    SONYMA, Series 50                                6.250
04/01/10       09/13/07(b)              10,705
       25,000    SONYMA, Series 51                                6.400
10/01/17 (s)   09/13/05(b)              27,269
       50,000    SONYMA, Series 53                                5.750
10/01/11 (s)   01/04/08(b)              53,441
      280,000    SONYMA, Series 54                                6.100
10/01/15 (s)   03/05/08(g)             302,249
      135,000    SONYMA, Series 56                                5.875
10/01/19 (s)   07/01/08(b)             141,506
       90,000    SONYMA, Series 6                                 9.375
04/01/10 (s)   10/01/99(b)              92,718
   13,105,000    SONYMA, Series 60                                6.050
04/01/26 (s)   01/01/09(b)          14,092,069
    1,000,000    SONYMA, Series 61                                5.800
10/01/17 (s)   01/01/09(b)           1,058,320
      200,000    SONYMA, Series 63                                6.000
04/01/17 (s)   04/01/09(b)             215,372
       75,000    SONYMA, Series 66                                5.600
10/01/17 (s)   07/01/09(b)              78,082
    1,000,000    SONYMA, Series 67                                5.600
10/01/14 (s)   09/01/09(b)           1,046,540
      500,000    SONYMA, Series 67                                5.700
10/01/17 (s)   09/01/09(b)             526,510
    4,000,000    SONYMA, Series 67                                5.800
10/01/28 (s)   09/01/09(b)           4,244,760
       75,000    SONYMA, Series 7 (i)                             9.250
10/01/14 (s)   04/01/99(b)              77,000
       45,000    SONYMA, Series 8-A                               0.000
10/01/99           --                   42,892
      250,000    SONYMA, Series 8-A                               0.000
04/01/00       04/01/99(b)             230,283
       30,000    SONYMA, Series 8-A                               0.000
10/01/00       04/01/99(b)              26,725
       85,000    SONYMA, Series 8-A                               0.000
04/01/01       04/01/99(b)              73,072
       70,000    SONYMA, Series 8-A                               0.000
10/01/01       04/01/99(b)              58,171
       85,000    SONYMA, Series 8-A                               0.000
04/01/02       04/01/99(b)              68,275
       70,000    SONYMA, Series 8-A                               0.000
10/01/02       04/01/99(b)              54,351
      385,000    SONYMA, Series 8-A                               6.875
04/01/17 (s)   04/01/99(b)             397,416
       90,000    SONYMA, Series 8-A                               6.875
04/01/17 (s)   04/01/99(b)              90,194
      120,000    SONYMA, Series 8-A                               6.875
04/01/17 (s)   04/01/99(b)             120,281
       50,000    SONYMA, Series 8-B                               7.200
04/01/99           --                   50,276
      435,000    SONYMA, Series 8-E                               8.100
10/01/17 (s)   04/01/99(b)             444,788
        5,000    SONYMA, Series 9-A                               8.250
10/01/08 (s)   04/01/99(b)               5,080
       75,000    SONYMA, Series 9-C                               8.400
10/01/02 (s)   04/01/99(b)              75,601


                     24 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $    70,000    SONYMA, Series AA                                7.700 %
04/01/99           --          $        70,353
       15,000    SONYMA, Series EE-2                              7.050
10/01/00       01/07/00(c)              15,506
       85,000    SONYMA, Series EE-2                              7.450
10/01/10 (s)   09/11/99(g)              87,916
    1,100,000    SONYMA, Series EE-2                              7.500
04/01/16 (s)   09/14/99(b)           1,138,104
      125,000    SONYMA, Series EE-3                              7.125
10/01/00       01/07/00(c)             128,561
       50,000    SONYMA, Series EE-3                              7.650
04/01/16 (s)   10/01/00(b)              52,364
       50,000    SONYMA, Series EE-3                              7.750
04/01/16 (s)   04/01/00(b)              52,401
      100,000    SONYMA, Series EE-4                              7.050
10/01/00       01/10/00(c)             102,593
      115,000    SONYMA, Series EE-4                              7.800
10/01/13 (s)   10/01/00(b)             120,980
       50,000    SONYMA, Series HH-2                              7.700
10/01/09 (s)   09/09/99(g)              51,536
   14,715,000    SONYMA, Series HH-2                              7.750
04/01/22 (s)   09/14/99(b)          15,182,348
       25,000    SONYMA, Series HH-2                              7.850
04/01/22 (s)   09/14/99(b)              25,938
      185,000    SONYMA, Series HH-3                              7.875
10/01/09 (s)   05/14/00(g)             193,395
    3,600,000    SONYMA, Series HH-3                              7.950
04/01/22 (s)   06/07/00(b)           3,764,016
       30,000    SONYMA, Series HH-4                              7.700
10/01/09 (s)   08/20/00(g)              31,172
      325,000    SONYMA, Series II                                0.000
04/01/05       04/01/99(b)             208,010
       45,000    SONYMA, Series II                                0.000
10/01/05       04/01/99(b)              27,707
       35,000    SONYMA, Series II                                0.000
04/01/06       04/01/02(b)              20,726
       40,000    SONYMA, Series II                                0.000
10/01/06       04/01/99(b)              22,787
       90,000    SONYMA, Series II                                0.000
04/01/07       04/01/99(b)              49,125
      120,000    SONYMA, Series II                                0.000
10/01/07       04/01/99(b)              62,995
      580,000    SONYMA, Series II                                0.000
10/01/08       04/01/99(b)             281,607
      175,000    SONYMA, Series II                                0.000
04/01/09       04/01/99(b)              81,704
      300,000    SONYMA, Series II                                0.000
10/01/09       04/01/99(b)             134,709
       90,000    SONYMA, Series JJ                                0.000
04/01/00           --                   86,231
       10,000    SONYMA, Series JJ                                0.000
10/01/00           --                    9,343
      255,000    SONYMA, Series JJ                                0.000
04/01/01           --                  229,322
       95,000    SONYMA, Series JJ                                0.000
10/01/01           --                   82,405
      175,000    SONYMA, Series JJ                                0.000
04/01/02           --                  146,134
       40,000    SONYMA, Series JJ                                0.000
10/01/02           --                   32,210
      215,000    SONYMA, Series JJ                                0.000
04/01/03       10/01/99(b)             166,548
       75,000    SONYMA, Series JJ                                0.000
10/01/03       10/01/99(b)              56,012
       30,000    SONYMA, Series JJ                                0.000
04/01/04       10/01/99(b)              21,538
       10,000    SONYMA, Series JJ                                0.000
10/01/04       10/01/99(b)               6,920
      210,000    SONYMA, Series JJ                                0.000
04/01/05       10/01/99(b)             140,009
      185,000    SONYMA, Series JJ                                0.000
10/01/05       10/01/99(b)             118,883
       90,000    SONYMA, Series JJ                                0.000
04/01/06       10/01/99(b)              55,550
      425,000    SONYMA, Series JJ                                0.000
10/01/06       10/01/99(b)             251,048
      200,000    SONYMA, Series JJ                                0.000
04/01/07       10/01/99(b)             114,584
      125,000    SONYMA, Series JJ                                0.000
10/01/07       10/01/99(b)              69,010
      150,000    SONYMA, Series JJ                                0.000
10/01/08       10/01/99(b)              76,839
      275,000    SONYMA, Series JJ                                7.500
10/01/17 (s)   10/01/99(b)             285,313
       10,000    SONYMA, Series KK                                7.050
10/01/99       04/07/99(c)              10,159
       60,000    SONYMA, Series KK                                7.800
10/01/20 (s)   10/01/99(b)              62,113
       80,000    SONYMA, Series MM-1                              7.500
04/01/13 (s)   02/04/01(b)              83,480
        5,000    SONYMA, Series MM-1                              7.600
10/01/02       02/04/01(b)               5,247
       25,000    SONYMA, Series MM-1                              7.650
10/01/03       02/04/01(b)              26,185
      100,000    SONYMA, Series MM-1                              7.700
10/01/04       02/04/01(b)             104,458
       50,000    SONYMA, Series MM-1                              7.750
04/01/05       02/04/01(b)              52,157
       10,000    SONYMA, Series MM-2                              7.550
04/01/02       10/01/00(b)              10,447
       10,000    SONYMA, Series MM-2                              7.700
10/01/05       10/01/00(b)              10,395
       25,000    SONYMA, Series NN                                7.100
04/01/02       01/01/00(b)              25,881


                     25 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $    20,000    SONYMA, Series NN                                7.150 %
10/01/03       01/01/00(b)     $        20,683
       50,000    SONYMA, Series NN                                7.450
10/01/10 (s)   01/01/00(b)              52,093
       20,000    SONYMA, Series QQ                                7.600
10/01/12       04/01/00(b)              20,790
    2,135,000    SONYMA, Series QQ                                7.700
10/01/12       04/01/00(b)           2,221,937
       50,000    SONYMA, Series RR                                7.600
10/01/10 (s)   10/01/00(b)              52,813
       25,000    SONYMA, Series RR                                7.700
10/01/10 (s)   10/01/00(b)              26,302
       25,000    SONYMA, Series TT                                6.850
10/01/01           --                   26,046
       20,000    SONYMA, Series TT                                6.950
04/01/02           --                   20,952
      125,000    SONYMA, Series TT                                7.150
04/01/04       04/01/01(b)             130,778
       25,000    SONYMA, Series TT                                7.200
10/01/05       04/01/01(b)              26,114
       25,000    SONYMA, Series UU                                6.850
10/01/99           --                   25,339
       75,000    SONYMA, Series UU                                6.950
04/01/00           --                   76,528
   15,745,000    SONYMA, Series UU                                7.650
10/01/23       04/01/01(b)          16,581,532
    1,615,000    SONYMA, Series UU                                7.750
10/01/23 (s)   04/01/01(b)           1,699,335
       40,000    SONYMA, Series VV                                6.600
04/01/00           --                   40,897
       25,000    SONYMA, Series VV                                6.800
10/01/02           --                   26,424
       60,000    SONYMA, Series VV                                6.900
04/01/03           --                   63,502
       50,000    SONYMA, Series VV                                7.000
04/01/04       10/01/01(b)              52,713
      100,000    SONYMA, Series VV                                7.000
10/01/04       10/01/01(b)             105,491
      645,000    SONYMA, Series VV                                7.250
10/01/07 (s)   10/01/01(b)             684,990
   13,315,200    SONYMA, Series VV                                7.375
10/01/11 (s)   10/01/01(b)          14,196,799
      125,000    Springville HDC (Springbrook)                    5.950
01/01/10       06/29/05(c)             132,241
      965,000    St. Casimer's Elderly Hsg. Corp.                 7.375
09/01/10 (s)   03/01/99(b)             995,533
    1,215,000    St. Lawrence IDA (PACES)                         5.875
06/30/07       11/24/03(c)           1,212,752
    1,605,000    Suffolk County IDA (ACLDD)                       5.750
03/01/06       11/04/02(c)           1,607,311
      240,000    Suffolk County IDA (Dowling College)             6.500
12/01/06           --                  258,588
    2,385,000    Suffolk County IDA (HFAS)                        6.025
11/01/08       10/25/04(c)           2,399,072
    1,035,000    Suffolk County IDA (Huntington Res Rec) (w)      5.150
10/01/99           --                1,038,581
    6,395,000    Suffolk County IDA (Huntington Res Rec) (w)      5.150
10/01/00           --                6,481,524
    6,875,000    Suffolk County IDA (Huntington Res Rec) (w)      5.350
10/01/01           --                7,048,525
    7,390,000    Suffolk County IDA (Huntington Res Rec) (w)      5.450
10/01/02           --                7,654,858
    7,945,000    Suffolk County IDA (Huntington Res Rec) (w)      5.500
10/01/03           --                8,304,273
       20,000    Suffolk County IDA (Marbar Assoc.)               8.150
03/01/04       03/01/99(b)              20,024
       25,000    Suffolk County IDA (Marbar Assoc.)               8.200
03/01/05       03/01/99(b)              25,011
       50,000    Suffolk County IDA (OBPWC)                       7.000
11/01/02       07/14/01(c)              50,810
      270,000    Suffolk County IDA (Printing Assoc.) (i)         6.800 (v)
12/01/00       07/01/99(f)             270,000
    1,170,000    Suffolk County IDA (Rimland Facilities) (i)      6.000 (v)
12/01/04       12/01/99(f)           1,170,000
       40,000    Suffolk County Water Authority                   5.625
06/01/16 (s)   06/01/04(b)              41,713
    2,315,000    Sunnybrook EHC                                  11.250
12/01/14 (s)   04/01/99(b)           2,476,471
      345,000    Syracuse IDA (Rockwest Center I) (i)             7.250
06/01/03       07/26/01(c)             353,625
      930,000    Syracuse IDA (Rockwest Center II)                7.000
12/01/05       03/25/03(c)             929,972
      795,000    Syracuse IDA (St. Joseph's Hospital)             7.250
06/01/01       06/19/00(c)             838,439
      195,000    Tompkins County IDA (Kendall at Ithaca)          7.875
06/01/15 (s)   06/01/05(b)             208,851
      295,000    Tompkins Healthcare Corp.                       10.800
02/01/28       08/01/05(b)             380,108
    3,755,000    Tonawanda HDC (Tonawanda Towers)                 6.150
10/01/11       09/05/06(c)           3,988,336
      230,000    Triborough Bridge & Tunnel Authority             5.500
01/01/19 (s)   07/01/99(b)             230,205
       85,000    Triborough Bridge & Tunnel Authority             6.000
01/01/13 (s)   01/01/00(b)              86,596
       10,000    Triborough Bridge & Tunnel Authority             6.625
01/01/17 (s)   01/01/03(b)              10,710
   13,050,000    Triborough Bridge & Tunnel Authority             6.875
01/01/15 (s)   01/01/01(b)          14,050,022
       75,000    Tupper Lake HDC                                  8.125
10/01/10       03/15/02(b)              75,340
      760,000    Union Hsg. Authority (Methodist Homes)           6.800
11/01/04       07/15/02(c)             799,756
    6,975,000    United Nations Devel. Corp., Series B            5.400
07/01/14 (s)   07/01/99(b)           6,995,786


                     26 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $ 3,865,000    United Nations Devel. Corp., Series B            5.500 %
07/01/17 (s)   07/01/99(b)     $     3,891,050
    4,000,000    United Nations Devel. Corp., Series B            5.600
07/01/26       07/01/99(b)           4,029,000
    6,070,000    United Nations Devel. Corp., Series C            5.500
07/01/17 (s)   07/01/99(b)           6,110,912
      500,000    Utica IDA (Utica College)                        5.300
08/01/08       02/07/04(c)             510,790
       55,000    Utica Sr. Citizen Hsg. Corp. (Brook Apartments)  0.000
01/01/99           --                   55,000
       10,000    Utica Sr. Citizen Hsg. Corp. (Brook Apartments)  0.000
07/01/99           --                    9,548
       40,000    Utica Sr. Citizen Hsg. Corp. (Brook Apartments)  0.000
01/01/02           --                   30,162
      100,000    Utica Sr. Citizen Hsg. Corp. (Steinhorst
                   Apartments                                     6.500
04/15/08 (s)   10/07/04(g)             111,431
       10,000    Valley Health Devel. Corp.                       7.850
02/01/02       11/07/99(c)              10,636
       95,000    Valley Health Devel. Corp.                      11.300
02/01/07       08/01/00(b)             112,144
      875,000    Valley Health Devel. Corp.                      11.300
02/01/23 (s)   12/15/00(b)           1,029,560
       95,000    Watervliet Elderly Hsg. Corp.                    8.000
11/15/00       04/15/99(b)              96,313
       95,000    Watervliet Elderly Hsg. Corp.                    8.000
11/15/01       04/15/99(b)              96,313
      100,000    Watervliet Elderly Hsg. Corp.                    8.000
11/15/02       04/15/99(b)             101,382
       45,000    Wayne County IDA (Hauser Machine)                7.700
12/01/09       12/01/01(d)              46,983
      410,000    Westchester County IDA (BAH)                     7.250
12/01/09       09/26/04(c)             448,179
    1,000,000    Westchester County IDA (JBFS)                    6.500
12/15/02       07/14/01(c)           1,051,850
      510,000    Westchester County IDA (JDAM)                    6.250
04/01/05       06/28/02(c)             539,942
    1,000,000    Westchester County IDA (JDAM)                    6.750
04/01/16 (s)   04/01/06(b)           1,074,120
      150,000    Westchester County IDA (Westchester Airport)     5.950
08/01/24 (s)   08/01/01(b)             153,224
    2,650,000    Westchester County IDA (WRC)                     5.500
07/01/09       07/01/08(b)           2,797,446
    1,000,000    Yonkers IDA (St. Joseph's Hospital), Series 98-B 5.900
03/01/08       03/01/06(c)           1,009,610

==============

1,025,210,988

==============

============================================================================================================================
U.S. POSSESSIONS--14.8%
      300,000    American Samoa Power Authority                   6.750
09/01/99           --                  306,537
      700,000    American Samoa Power Authority                   6.900
09/01/99           --                  715,827
      700,000    American Samoa Power Authority                   7.000
09/01/00           --                  733,747
   13,635,000    Guam Airport Authority, Series B                 6.600
10/01/10 (s)   10/01/03(b)          14,910,282
   12,985,000    Guam Airport Authority, Series B                 6.700
10/01/23 (s)   10/01/03(b)          14,178,581
   14,075,000    Guam GO                                          5.375
11/15/13 (s)   11/15/05(b)          14,308,364
    8,080,000    Guam GO                                          5.400
11/15/18 (s)   11/15/05(b)           8,170,496
    2,750,000    Guam GO                                          5.750
09/01/04       03/01/99(b)           2,756,573
    1,000,000    Guam GO                                          5.900
09/01/05       03/01/99(b)           1,002,480
    1,000,000    Guam GO                                          6.000
09/01/06       03/01/99(b)           1,002,460
      850,000    Guam Power Authority                             5.250
10/01/13       07/08/10(c)             856,894
    1,200,000    Guam Power Authority                             6.300
10/01/12 (s)   10/01/02(b)           1,292,040
    3,030,000    Guam Power Authority                             6.375
10/01/08 (s)   10/01/02(b)           3,251,645
    2,950,000    Guam Power Authority                             6.625
10/01/14 (s)   10/01/04(b)           3,267,863
    1,147,624    Puerto Rico Aqueduct & Sewer (i)                 7.250
03/21/00       09/24/99(c)           1,166,101
    3,525,000    Puerto Rico Commonwealth Infrastructure          7.500
07/01/09 (s)   07/01/99(b)           3,606,639
      235,000    Puerto Rico Commonwealth Infrastructure          7.600
07/01/00       07/01/99(b)             240,461
       30,000    Puerto Rico Commonwealth Infrastructure          7.700
07/01/01       07/01/99(b)              30,701
        5,000    Puerto Rico Commonwealth Infrastructure          7.700
07/01/01       07/01/99(b)               5,117
    1,915,000    Puerto Rico Commonwealth Infrastructure          7.750
07/01/08 (s)   07/01/99(b)           1,959,734
    3,140,000    Puerto Rico Commonwealth Infrastructure          7.900
07/01/07 (s)   07/01/99(b)           3,213,727
    2,771,851    Puerto Rico Dept. of Corrections Equipment
                   Lease (i)                                      9.000
01/08/03       03/01/01(c)           2,931,427
       30,000    Puerto Rico Electric Power Authority             6.000
07/01/10 (s)   07/01/99(b)              30,401
       25,000    Puerto Rico Electric Power Authority             6.000
07/01/16 (s)   07/01/04(b)              27,169
       30,000    Puerto Rico Electric Power Authority             6.000
07/01/16 (s)   07/01/04(b)              33,066
       50,000    Puerto Rico GO                                   6.000
07/01/14 (s)   07/01/02(b)              53,550
        5,000    Puerto Rico GO                                   6.000
07/01/14 (s)   07/01/02(b)               5,389


                     27 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $ 1,800,000    Puerto Rico GO YCN                               8.737 %(r)
07/01/08 (s)   07/01/02(b)     $     2,038,500
       55,000    Puerto Rico HBFA                                 5.850
10/01/09       04/01/07(b)              58,341
      410,000    Puerto Rico HBFA                                 6.100
10/01/15 (s)   04/01/07(b)             436,158
    2,661,421    Puerto Rico Health Dept. Equipment Lease (i)     7.099
07/23/03       05/21/01(c)           2,744,431
       25,000    Puerto Rico HFC                                  0.000
10/15/04       03/15/99(b)              16,479
       45,000    Puerto Rico HFC                                  0.000
04/15/08       03/15/99(b)              22,804
       10,000    Puerto Rico HFC                                  0.000
10/15/08       03/15/99(b)               4,882
      125,000    Puerto Rico HFC                                  6.000
02/01/09 (s)   02/01/02(b)             129,270
      100,000    Puerto Rico HFC                                  6.650
10/15/10 (s)   10/01/01(b)             105,799
       10,000    Puerto Rico HFC                                  6.750
10/15/13 (s)   10/01/01(b)              10,576
       45,000    Puerto Rico HFC                                  6.800
10/01/99           --                   45,722
        5,000    Puerto Rico HFC                                  7.000
04/15/99           --                    5,031
       40,000    Puerto Rico HFC                                  7.000
04/01/00           --                   41,054
       10,000    Puerto Rico HFC                                  7.100
10/15/00       04/01/99(b)              10,216
       10,000    Puerto Rico HFC                                  7.100
04/01/02       04/01/00(b)              10,530
      615,000    Puerto Rico HFC                                  7.200
04/01/03       04/01/00(b)             648,321
       65,000    Puerto Rico HFC                                  7.300
04/01/06       04/01/00(b)              68,600
       55,000    Puerto Rico HFC                                  7.400
04/01/07       04/01/00(b)              58,112
       20,000    Puerto Rico HFC                                  7.450
10/15/09 (s)   09/27/00(b)              21,055
       10,000    Puerto Rico HFC                                  7.500
10/15/12 (s)   09/27/00(b)              10,527
    3,600,000    Puerto Rico HFC                                  7.500
10/01/15 (s)   04/01/00(b)           3,808,044
    7,295,000    Puerto Rico HFC                                  7.500
04/01/22 (s)   04/01/00(b)           7,722,049
      390,000    Puerto Rico HFC                                  7.650
10/15/22 (s)   09/27/00(b)             411,641
    3,450,000    Puerto Rico Highway & Transportation Authority   5.500
07/01/19       07/01/05(b)           3,563,091
       25,000    Puerto Rico Highway & Transportation Authority   6.625
07/01/12 (s)   07/01/02(b)              27,317
      806,412    Puerto Rico HR Vehicle Lease (i)                 8.000
12/01/00       03/26/00(c)             826,225
       82,274    Puerto Rico HR Vehicle Lease (i)                 8.000
03/12/01       03/10/00(c)              84,643
      275,000    Puerto Rico IMEPCF (Abbott Labs)                 6.500
07/01/09       07/01/99(b)             281,188
      500,000    Puerto Rico IMEPCF (Motorola) (q)                6.750
01/01/14       01/01/02(b)             547,635
    3,500,000    Puerto Rico IMEPCF (PepsiCo)                     6.250
11/15/13       11/15/02(b)           3,847,270
      585,000    Puerto Rico IMEPCF (Squibb)                      6.500
07/01/04 (s)   07/01/99(b)             600,210
    3,270,000    Puerto Rico IMEPCF (Upjohn)                      7.500
12/01/23       12/01/99(b)           3,378,531
      100,000    Puerto Rico IMEPCF (Warner Lambert)              7.600
05/01/14       05/01/99(b)             104,341
    1,450,000    Puerto Rico ITEMECF (MGH)                        5.625
07/01/17 (s)   10/09/07(g)           1,488,933
    1,995,000    Puerto Rico ITEMECF (MGH)                        6.500
07/01/12 (s)   02/25/06(g)           2,169,822
    1,045,000    Puerto Rico ITEMECF (RMH)                        6.400
05/01/09 (s)   05/01/04(b)           1,136,260
      247,874    Puerto Rico MA Bus Lease (i)                     8.500
02/02/02       09/01/00(c)             257,323
      514,384    Puerto Rico MA Carts Lease (i)                   8.000
02/02/01       02/16/00(c)             526,302
      597,741    Puerto Rico MA Equipment Lease (i)               8.000
01/26/02       08/24/00(c)             615,685
      313,434    Puerto Rico MA Truck Lease (i)                   8.500
10/15/01       08/06/00(c)             325,128
      507,944    Puerto Rico Natural Res. Dept. Equipment
                   Lease (i)                                      7.250
11/23/01       09/10/00(c)             538,771
    1,720,007    Puerto Rico Natural Res. Dept. Equipment
                   Lease (i)                                      7.250
10/26/03       04/26/02(c)           1,764,934
      559,401    Puerto Rico Off. of the Governor Computer
                   Lease (i)                                      6.906
09/30/02       06/24/00(c)             566,701
       55,000    Puerto Rico Port Authority                       5.700
07/01/03 (s)   07/01/99(b)              55,809
       50,000    Puerto Rico Port Authority                       7.000
07/01/14 (s)   07/01/01(b)              54,254
      115,000    Puerto Rico Port Authority                       7.300
07/01/07 (s)   07/01/99(b)             115,229
      100,000    Puerto Rico Port Authority (American Airlines)   6.300
06/01/23       06/01/03(b)             106,370
       30,000    Puerto Rico Port Authority (i)                   5.750
07/01/02 (s)   07/01/99(b)              30,033
      127,796    Puerto Rico Port Authority Computer Lease (i)    9.000
05/15/99           --                  129,523
    3,000,000    Puerto Rico Public Buildings Authority           5.700
07/01/16 (s)   07/01/03(b)           3,146,340
       20,000    Puerto Rico Public Buildings Authority           6.000
07/01/12 (s)   07/01/99(b)              20,260
      425,000    Puerto Rico Public Buildings Authority           6.000
07/01/12       07/01/99(b)             430,529


                     28 LIMITED TERM NEW YORK MUNICIPAL FUND

============================================================================================================================
STATEMENT OF INVESTMENTS     December 31, 1998
----------------------------------------------------------------------------------------------------------------------------

Effective

Face
Maturity               Market
     Amount                Description                           Coupon
Maturity         Date *               Value
============================================================================================================================
  $   988,413    Puerto Rico State Courts Telephone System
                   Lease (i)                                      7.250 %
06/04/02       12/29/00(c)     $     1,041,244
      155,000    Puerto Rico Urban Renewal                        7.875
10/01/04 (s)   10/01/99(b)             162,164
       58,273    Puerto Rico Vocational Rehab. Vehicle Lease (i)  8.000
02/17/02       09/15/00(c)              60,130
      155,000    University of Puerto Rico                        5.500
06/01/12 (s)   06/01/99(b)             156,269
      195,000    University of V.I.                               6.500
10/01/99           --                  197,927
      500,000    University of V.I.                               7.500
10/01/09 (s)   10/01/04(b)             568,600
      500,000    University of V.I.                               7.650
10/01/14 (s)   10/01/04(b)             570,955
      662,000    V.I. GO (Hugo Insurance Claims Program)          7.750
10/01/06 (s)   06/19/01(g)             730,663
       65,000    V.I. HFA                                         6.500
03/01/25 (s)   03/01/05(b)              69,567
    5,000,000    V.I. Public Finance Authority                    5.500
10/01/15       10/01/10(b)           5,143,500
    2,830,000    V.I. Public Finance Authority                    6.000
10/01/05           --                2,972,830
      175,000    V.I. Public Finance Authority                    6.000
10/01/22 (s)   10/01/10(b)             183,022
    1,500,000    V.I. Public Finance Authority                    6.800
10/01/00           --                1,588,335
    2,000,000    V.I. Public Finance Authority                    7.250
10/01/18 (s)   10/01/02(a)           2,283,080
    2,000,000    V.I. Water & Power Authority                     5.000
07/01/09 (s)       --                1,986,300
    1,000,000    V.I. Water & Power Authority                     5.300
07/01/21 (s)   07/01/10(b)           1,006,420
    1,500,000    V.I. Water & Power Authority                     7.200
01/01/02       01/18/01(c)           1,562,790
   12,605,000    V.I. Water & Power Authority                     7.400
07/01/11 (s)   05/09/01(g)          13,834,744
   15,270,000    V.I. Water & Power Authority                     8.500
01/01/10 (s)   07/01/99(b)          16,032,737

==============

175,358,868

==============

============================================================================================================================
    TOTAL INVESTMENTS, AT VALUE (COST
$1,158,704,566)--101.2%
1,200,569,856

    LIABILITIES IN EXCESS OF OTHER
ASSETS--(1.2%)
(14,571,348)

--------------
    NET
ASSETS--100.0%
$1,185,998,508

==============

*     Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed:
      (a)   Date of prerefunded call, or maturity date if escrowed to maturity.
      (b) Optional call date; corresponds to the most conservative yield calculation.
      (c) Average life due to mandatory (sinking fund) principal payments prior to maturity.
      (d)   Date of mandatory put.
      (e)   Date of conversion.
      (f)   Effective maturity corresponding to variable coupon payment date.
      (g) Average life due to mandatory (sinking fund) principal payments prior to the applicable optional call date.
(i)   Illiquid security--See Note 5 of Notes to Financial Statements.
(q) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $547,635, or 0.05% of the Fund's net assets, at December 31, 1998.
(r) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $14,642,066, or 1.19% of the Fund's total assets as of December 31, 1998.
(s) Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.
(t) Security will convert to a fixed coupon at a date prior to maturity. (u) Non-income accruing security--Issuer is in default of interest payment.
(v) Represents the current interest rate for a variable rate security that fluctuates as a percentage of prime rate.
(w) When-issued security--See Note 3 of Notes to Financial Statements.

      See accompanying Notes to Financial Statements.


                     29 LIMITED TERM NEW YORK MUNICIPAL FUND

================================================================================
PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------
To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:

ACLDD           Adults and Children with Learning and
                  Developmental Disabilities
AOFMH           Aurelia Osborn Fox Memorial Hospital
ARC             Association of Retarded Citizens
BAH             Beth Abraham Hospital
BHMS            Brooklyn Heights Montessori School
CAB             Capital Appreciation Bond
CCM             Comprehensive Care Management
CNR             College of New Rochelle
Con Ed          Consolidated Edison Company
COP             Certificate of Participation
CSD             Central School District
DC              Dominican College
Devel.          Development
DIAMONDS        Direct Investment of Accrued Municipals
ECC             Erie Community College
EHC             Elderly Housing Corporation
EPG             Elmhurst Parking Garage
ERDA            Energy Research and Development
                  Authority
G&E             Gas and Electric
G&H             Geriatric and Healthcare
GO              General Obligation
GRIA            Greater Rochester International Airport
H&NH            Hospital and Nursing Home
HBFA            Housing Bank and Finance Agency
HDC             Housing Development Corporation
HELP            Homeless Economic Loan Program
HFA             Housing Finance Agency
HFAS            Huntington First Aid Squad
HFC             Housing Finance Corporation
HR              House of Representatives
Hsg.            Housing
IDA             Industrial Development Authority
IMEPCF          Industrial, Medical and Environmental
                  Pollution Control Facilities
ITEMECF         Industrial, Tourist, Educational, Medical
                  and Environmental Community Facilities
JBFS            Jewish Board of Family Services
JDAM            Julia Dyckman Angus Memorial
L.I.            Long Island
LGAC            Local Government Assistance Corporation
LGSC            Local Government Services Corporation
LILCO           Long Island Lighting Corporation
LIMO            Limited Interest Municipal Obligation
MA              Municipality of Aquadilla
MEET            Manhattan Eye, Ear and Throat
MGH             Mennonite General Hospital
MHMC            Montefiore Hospital and Medical Center
MTA             Metropolitan Transit Authority
NJ              New Jersey
NY              New York
NYC             New York City
NYS             New York State
OBPWC           Ocean Bay Park Water Corporation
PACES           Potsdam Auxiliary & College Educational
                  Service
PCP             Pooled Capital Program
PRAMS           Prudential Receipts of Accrual Municipal
                  Securities
Res Rec         Resource Recovery Facility
RGH             Rochester General Hospital
RMH             Ryder Memorial Hospital
RSP             Riverbank State Park
SCSB            Schuyler Community Services Board
SLRHF           St. Luke Residential Healthcare Facility
SONYMA          State of New York Mortgage Agency
SWMA            Solid Waste Management Authority
UCC             Upstate Community Colleges
UCP             United Cerebral Palsy
UDC             Urban Development Corporation
USGC            United States Gypsum Company
V.I.            United States Virgin Islands
WHMC            Wyckoff Heights Medical Center
WRC             Westchester Resco Company
WWH             Wyandach/Wheatley Heights
YCN             Yield Curve Note


                     30 LIMITED TERM NEW YORK MUNICIPAL FUND

================================================================================
INDUSTRY CONCENTRATIONS     December 31, 1998
--------------------------------------------------------------------------------
Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                       Market Value             Percent
================================================================================
General Obligation                             $263,740,829              22.0 %
Municipal Leases                                112,312,234               9.3
Hospital/Healthcare                             102,953,714               8.6
Electric Utilities                               94,928,388               7.9
Single-Family Housing                            91,065,547               7.6
Multi-Family Housing                             88,318,438               7.4
Highways/Railways                                76,071,066               6.3
Resource Recovery                                69,537,578               5.8
Marine/Aviation Facilities                       64,967,402               5.4
Higher Education                                 62,067,998               5.2
Non Profit Organization                          33,697,242               2.8
Corporate Backed                                 29,418,232               2.4
Sales Tax Revenue                                21,281,498               1.8
Water Utilities                                  20,680,047               1.7
Manufacturing, Non-Durable Goods                 19,368,293               1.6
Education                                        19,256,694               1.6
Pollution Control                                12,845,263               1.1
Other                                            18,059,393               1.5
                                           -----------------        ------------
                                             $1,200,569,856             100.0 %
                                           =================        ============

================================================================================
SUMMARY OF RATINGS          December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Rating                                                                Percent
================================================================================
AAA                                                                    15.2 %
AA                                                                      9.6
A                                                                      47.6
BBB                                                                    22.8
BB                                                                      0.2
B                                                                       0.0
CCC                                                                     0.0
CC                                                                      0.0
C                                                                       0.0
Not Rated                                                               4.6
                                                                  ------------
                                                                         100.0 %
                                                                  ============

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category. For further information see "Credit Quality" in the Prospectus.


                     31 LIMITED TERM NEW YORK MUNICIPAL FUND

================================================================================
STATEMENT OF ASSETS AND LIABILITIES     December 31, 1998
--------------------------------------------------------------------------------

ASSETS
    Investments, at value (cost $1,158,704,566)--see accompanying
statement             $ 1,200,569,856

Cash
262,469
    Receivables:

Interest
22,876,812
      Investments
sold
3,415,641
      Shares of beneficial interest
sold                                                      3,233,075

Other
38,254

---------------
    Total
assets
1,230,396,107

---------------
LIABILITIES
    Payables and other liabilities:
      Investments
purchased
43,131,803
      Shares of beneficial interest
redeemed                                                    704,827

Dividends
318,123
      Trustees' fees--Note
1                                                                     54,108

Other
188,738

---------------
    Total
liabilities
44,397,599

---------------
NET
ASSETS
$ 1,185,998,508

===============
=======================================================================================================
COMPOSITION OF NET ASSETS
    Paid-in
capital                                                                     $
1,153,938,014
    Excess of distributions over net investment
income                                          (45,907)
    Accumulated net realized loss on investment
transactions                                 (9,758,889)
    Net unrealized appreciation on investments--Note
3                                       41,865,290

---------------
    Net
assets                                                                          $
1,185,998,508

===============
=======================================================================================================
NET ASSET VALUE PER SHARE
    CLASS A SHARES:
     Net asset  value and  redemption  price per share  (based on net  assets of
       $979,315,897 and 290,581,474 shares of beneficial interest
outstanding)          $          3.37

     Maximum  offering  price per share  (net asset  value plus sales  charge of
       3.50% of offering
price)                                                         $          3.49
-------------------------------------------------------------------------------------------------------
    CLASS B SHARES:
     Net asset value, redemption price (excludes applicable contingent deferred sales
       charge) and offering price per share (based on net assets of $64,388,087 and
       19,127,581 shares of beneficial interest
outstanding)                            $          3.37
-------------------------------------------------------------------------------------------------------
    CLASS C SHARES:
     Net asset value, redemption price (excludes applicable contingent deferred sales
       charge) and offering price per share (based on net assets of $94,870,499 and
       28,207,733 shares of beneficial interest
outstanding)                            $          3.36
-------------------------------------------------------------------------------------------------------
    CLASS X SHARES:
     Net asset value, redemption price (excludes applicable contingent deferred sales
       charge) and offering price per share (based on net assets of $47,424,025 and
       14,045,974 shares of beneficial interest
outstanding)                            $          3.38
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.


                     32 LIMITED TERM NEW YORK MUNICIPAL FUND

================================================================================
STATEMENT OF OPERATIONS    For the Year Ended December 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest                                                       $ 58,392,892
                                                                   ------------
EXPENSES
    Management fees--Note 4                                           4,331,766
    Distribution and service plan
      fees--Note 4:
        Class A                                                       2,210,694
        Class B                                                         435,015
        Class C                                                         615,304
        Class X                                                         374,098
    Transfer and shareholder servicing agent fees--Note 4:
        Class A                                                         435,707
        Class B                                                          33,320
        Class C                                                          34,207
        Class X                                                          34,657
    Accounting service fees--Note 4                                     314,752
    Registration and filing fees                                        144,469
    Shareholder reports                                                 135,933
    Trustees' fees and expenses--Note 1                                  80,728
    Legal, auditing and other professional fees                          54,955
    Custodian fees and expenses                                          48,662
    Other                                                                86,582
    Interest                                                            238,516
                                                                   ------------
      Total expenses                                                  9,609,365
                                                                   ------------
NET INVESTMENT INCOME                                                48,783,527
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss on investments                                     (479,664)
  Net change in unrealized appreciation
    or depreciation on investments                                   10,408,295
                                                                   ------------
  Net realized and unrealized gain                                    9,928,631
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $ 58,712,158
                                                                   ============

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended December 31,
1998                1997

----                ----
OPERATIONS
    Net investment income                                   $    48,783,527    $
38,707,629
    Net realized gain (loss)
(479,664)         1,075,860
    Net change in unrealized appreciation or depreciation        10,408,295
16,726,487
                                                            ---------------
---------------
    Net increase in net assets resulting from operations         58,712,158
56,509,976
-----------------------------------------------------------------------------------------------
DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  Dividends  from net  investment income:
      Class A                                                   (42,908,426)
(35,761,666)
      Class B
(1,728,342)          (287,084)
      Class C
(2,438,783)          (369,152)
      Class X                                                    (2,182,644)
(2,357,890)
-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
    Net increase  (decrease) in net assets  resulting from  beneficial  interest transactions--Note 2:
      Class A                                                   199,445,734
121,589,384
      Class B                                                    42,482,889
21,302,795
      Class C                                                    67,445,258
26,613,801
      Class X                                                    (5,528,643)
10,459,393
-----------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                  313,299,201
197,699,557
Beginning of period                                             872,699,307
674,999,750
                                                            ---------------
---------------
End of period (including excess of distributions over
    net investment income of $45,907 and undistributed
    net investment income of $411,938, respectively)        $ 1,185,998,508    $
872,699,307
                                                            ===============
===============

See accompanying Notes to Financial Statements.

                    33 LIMITED TERM NEW YORK MUNICIPAL FUNDS

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A

------------------------------------------------------------------------------

Year Ended December 31,

                                                        1998
1997           1996 (b)           1995             1994
                                                    -----------   -----------
-----------      -----------      -----------
PER SHARE OPERATING DATA
Net asset value, beginning of period                $      3.34   $      3.26
$      3.28      $      3.15      $      3.33
                                                    -----------   -----------
-----------      -----------      -----------
Income (loss) from investment operations:
  Net investment income                                    0.16
0.17             0.17             0.18             0.16
  Net realized and unrealized gain (loss)                  0.03
0.08            (0.02)            0.13            (0.18)
                                                    -----------   -----------
-----------      -----------      -----------
Total income (loss) from investment operations             0.19
0.25             0.15             0.31            (0.02)
                                                    -----------   -----------
-----------      -----------      -----------
Dividends and distributions to shareholders:
  Dividends from net investment income                    (0.16)
(0.17)           (0.17)           (0.18)           (0.16)
                                                    -----------   -----------
-----------      -----------      -----------
Total dividends and distributions to shareholders         (0.16)
(0.17)           (0.17)           (0.18)           (0.16)
                                                    -----------   -----------
-----------      -----------      -----------
Net asset value, end of period                      $      3.37   $      3.34
$      3.26      $      3.28      $      3.15
                                                    ===========   ===========
===========      ===========      ===========
TOTAL RETURN, AT NET ASSET VALUE (D)                       5.94%
8.01%            4.82%           10.01%           (0.60%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $   979,316   $   771,828
$   634,172      $   567,537      $   496,452
Average net assets (in thousands)                   $   884,849   $   677,376
$   606,742      $   520,990      $   491,038
Ratios to average net assets:
  Net investment income                                    4.80%
5.27%            5.37%            5.44%            5.12%
  Expenses                                                 0.82%
0.83%(f)         0.89%(f)         0.90%(f)         0.89%
  Expenses (excluding interest) (g)                        0.80%
0.81%(f)         0.83%(f)         0.84%(f)         0.84%
Portfolio turnover rate (h)                                25.2%
27.1%            24.4%            22.3%            34.6%
==================================================================================================================================

(a)   For the period from May 1, 1995  (inception  of  offering) to December 31,
      1995.
(b) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(c)   For the period from May 1, 1997  (inception  of  offering) to December 31,
      1997.
(d) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(e)   Annualized.
(f)   Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(g) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(h) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $551,144,473 and $268,552,064, respectively.

      See accompanying Notes to Financial Statements.

                     34 LIMITED TERM NEW YORK MUNICIPAL FUND

================================================================================
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                                                             CLASS
B                             CLASS C

-----------------------------------------------------------------------------
                                                     Year Ended December
31,             Year Ended December 31,

                                                          1998       1997
(c)                 1998       1997 (c)
                                                    ----------
----------           ----------     ----------
PER SHARE OPERATING DATA
Net asset value, beginning of period                $     3.34     $
3.25           $     3.33     $     3.25
                                                    ----------
----------           ----------     ----------
Income from investment operations:
  Net investment income                                   0.14
0.10                 0.14           0.10
  Net realized and unrealized gain                        0.03
0.09                 0.03           0.08
                                                    ----------
----------           ----------     ----------

Total income from investment operations                   0.17
0.19                 0.17           0.18
                                                    ----------
----------           ----------     ----------

Dividends and distributions to shareholders:
  Dividends from net investment income                   (0.14)
(0.10)               (0.14)         (0.10)
                                                    ----------
----------           ----------     ----------
Total dividends and distributions to shareholders        (0.14)
(0.10)               (0.14)         (0.10)
                                                    ----------
----------           ----------     ----------

Net asset value, end of period                      $     3.37     $
3.34           $     3.36     $     3.33
                                                    ==========
==========           ==========     ==========

TOTAL RETURN, AT NET ASSET VALUE (D)                      5.13%
5.89%                5.15%          5.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $   64,388     $
21,500           $   94,870     $   26,862
Average net assets (in thousands)                   $   43,620     $
9,873           $   61,717     $   12,705
Ratios to average net assets:
  Net investment income                                   3.97%
4.18%(e)             3.98%          4.22%(e)
  Expenses                                                1.59%
1.56%(e)(f)          1.57%          1.54%(e)(f)
  Expenses (excluding interest) (g)                       1.57%
1.55%(e)(f)          1.55%          1.52(e)(f)
Portfolio turnover rate (h)                               25.2%
27.1%                25.2%          27.1%
========================================================================================================================

(a)   For the period from May 1, 1995  (inception  of  offering) to December 31,
      1995.
(b) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(c)   For the period from May 1, 1997  (inception  of  offering) to December 31,
      1997.
(d) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(e)   Annualized.
(f)   Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(g) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(h) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $551,144,473 and $268,552,064, respectively.

      See accompanying Notes to Financial Statements.

                     35 LIMITED TERM NEW YORK MUNICIPAL FUND

================================================================================
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                                                                              CLASS
X

-----------------------------------------------------------------------
                                                                        Year Ended
December 31,

                                                       1998
1997             1996 (b)          1995 (a)
                                                    ----------
----------        ----------        ----------
PER SHARE OPERATING DATA
Net asset value, beginning of period                $     3.35     $
3.27        $     3.28        $     3.21
                                                    ----------
----------        ----------        ----------
Income (loss) from investment operations:
  Net investment income                                   0.15
0.16              0.16              0.11
  Net realized and unrealized gain (loss)                 0.03
0.08             (0.01)             0.07
                                                    ----------
----------        ----------        ----------

Total income from investment operations                   0.18
0.24              0.15              0.18
                                                    ----------
----------        ----------        ----------

Dividends and distributions to shareholders:
  Dividends from net investment income                   (0.15)
(0.16)            (0.16)            (0.11)
                                                    ----------
----------        ----------        ----------
Total dividends and distributions to shareholders        (0.15)
(0.16)            (0.16)            (0.11)
                                                    ----------
----------        ----------        ----------

Net asset value, end of period                      $     3.38     $
3.35        $     3.27        $     3.28
                                                    ==========
==========        ==========        ==========

TOTAL RETURN, AT NET ASSET VALUE (D)                      5.38%
7.44%             4.59%             5.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $   47,424     $
52,510        $   40,828        $   16,415
Average net assets (in thousands)                   $   49,866     $
49,563        $   28,971        $    8,869
Ratios to average net assets:
  Net investment income                                   4.30%
4.75%             4.85%             5.21%(e)
  Expenses                                                1.35%
1.35%(f)          1.38%(f)          0.90%(e)(f)
  Expenses (excluding interest) (g)                       1.32%
1.33%(f)          1.32%(f)          0.85%(e)(f)
Portfolio turnover rate (h)                               25.2%
27.1%             24.4%             22.3%
========================================================================================================================

(a)   For the period from May 1, 1995  (inception  of  offering) to December 31,
      1995.
(b) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(c)   For the period from May 1, 1997  (inception  of  offering) to December 31,
      1997.
(d) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(e)   Annualized.
(f)   Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(g) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(h) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $551,144,473 and $268,552,064, respectively.

      See accompanying Notes to Financial Statements.


                     36 LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Limited  Term  New York  Municipal  Fund  (the  Fund) is a  separate  series  of
Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide shareholders with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B and Class C shares. As of January 6, 1998, the Fund is no longer offering Class X shares (Class X shares were designated as Class B shares prior to May 1, 1997). Class A shares are sold with a front-end sales charge. Class B, Class C and Class X shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B and Class X shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued as of the close of the New York Stock Exchange on each trading day. Long- term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1998, the Fund had entered into outstanding when-issued or forward commitments (see Note 3).

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $9,730,000, which expires between 2002 and 2006.

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1998, a provision of $45,909 was made for the Fund's projected benefit obligations. No payments were made under this plan during 1998. At December 31, 1998, the Fund had recognized an accumulated liability of $45,909.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class X shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                     37 LIMITED TERM NEW YORK MUNICIPAL FUND

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $16,823, and a decrease in excess of distributions over net investment income of $16,823.

CONCENTRATION IN NEW YORK ISSUERS. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Interest income is accrued on a daily basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount, which is in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     38 LIMITED TERM NEW YORK MUNICIPAL FUND

NOTE 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                YEAR
ENDED                           YEAR ENDED

----------                           ----------
                                             DECEMBER 31, 1998
DECEMBER 31, 1997 (1)
                                             -----------------
---------------------
                                           SHARES           AMOUNT
SHARES           AMOUNT
========================================================================================================
CLASS A:
Sold                                      85,263,031    $ 285,730,451
61,960,243    $ 204,296,595
Dividends and distributions
reinvested                                 8,362,718       28,044,127
7,129,620       23,469,719
Redeemed                                 (34,100,531)    (114,328,844)
(32,348,973)    (106,176,930)
                                       -------------    -------------
-------------    -------------
Net increase                              59,525,218    $ 199,445,734
36,740,890    $ 121,589,384
                                       =============    =============
=============    =============

========================================================================================================
CLASS B:
Sold                                      13,306,853    $  44,568,293
6,693,115    $  22,129,658
Dividends and distributions
reinvested                                   360,864        1,209,382
57,825          191,859
Redeemed                                    (983,181)      (3,294,786)
(307,895)      (1,018,722)
                                       -------------    -------------
-------------    -------------
Net increase                              12,684,536    $  42,482,889
6,443,045    $  21,302,795
                                       =============    =============
=============    =============

========================================================================================================
CLASS C:
Sold                                      22,535,160    $  75,428,610
8,331,782    $  27,526,872
Dividends and distributions
reinvested                                   552,623        1,849,561
85,390          283,099
   Redeemed                               (2,936,551)      (9,832,913)
(360,671)      (1,196,170)
                                       -------------    -------------
-------------    -------------
Net increase                              20,151,232    $  67,445,258
8,056,501    $  26,613,801
                                       =============    =============
=============    =============

========================================================================================================
CLASS X:
Sold                                           5,830    $      19,325
4,101,380    $  13,420,326
Dividends and distributions
reinvested                                   443,451        1,488,806
493,631        1,628,470
Redeemed                                  (2,094,913)      (7,036,774)
(1,395,249)      (4,589,403)
                                       -------------    -------------
-------------    -------------
Net increase (decrease)                   (1,645,632)   $  (5,528,643)
3,199,762    $  10,459,393
                                       =============    =============
=============    =============

(1) For the year ended December 31, 1997 for Class A and Class X shares and for the period from May 1, 1997 (inception of offering) to December 31, 1997 for Class B and Class C shares.

NOTE 3. PORTFOLIO INFORMATION

At December 31, 1998, net unrealized appreciation on investments of $41,865,290 was composed of gross appreciation of $43,219,230, and gross depreciation of $1,353,940.

Unrealized appreciation (depreciation) at December 31, 1998 based on cost of investments for federal income tax purposes of $1,158,733,221 was:

            Gross unrealized appreciation       $ 43,192,642
            Gross unrealized depreciation         (1,356,007)
                                                ------------
            Net unrealized appreciation         $ 41,836,635
                                                ============


                     39 LIMITED TERM NEW YORK MUNICIPAL FUND

At December 31, 1998, investments in securities included issues that were purchased on a when-issued or delayed delivery basis. The Fund has recorded these commitments and is valuing the when-issued securities at current market value on each trading day. In addition, the Fund has segregated sufficient liquid debt securities with its custodian to cover these commitments. The Fund intends to invest no more than 10% of its net assets in when-issued or delayed delivery securities. The aggregate cost of securities purchased on a when-issued or delayed delivery basis at December 31, 1998 was $29,640,000, which represents 2.50% of the Fund's net assets. Information concerning these securities is as follows:

                                                                         VALUATION
PER UNIT
                       FACE AMOUNT   ACQUISITION   DELIVERY   COST PER        AS OF
      SECURITY        (IN THOUSANDS)     DATE        DATE       UNIT      DECEMBER
31, 1998
===========================================================================================
Suffolk County IDA
(Huntington Res Rec):
5.15% due 10/01/99       $1,035        1/28/97     7/29/99    100.000%
100.346%
5.15% due 10/01/00        6,395        1/28/97     7/29/99    100.000
101.353
5.35% due 10/01/01        6,875        1/28/97     7/29/99    100.000
102.524
5.45% due 10/01/02        7,390        1/28/97     7/29/99    100.000
103.584
5.50% due 10/01/03        7,945        1/28/97     7/29/99    100.000
104.522
===========================================================================================

NOTE 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of the Fund's average annual net assets, 0.45% of the next $150 million, 0.40% of the next $1,750 million, and 0.39% of the net assets in excess of $2 billion. During the year ended December 31, 1998, the Fund paid $4,331,766 to the Manager for management and investment advisory services.

Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 1998, the Fund paid $314,752 to the Manager for accounting and pricing services.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended December 31, 1998, the Fund paid a total of $537,891 to OFS for transfer and shareholder servicing agent fees.

For the year ended December 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,768,254, of which $509,884 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $1,394,666, $1,284,173 and $748,672, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $15,425 and $10,389, respectively. During the year ended December 31, 1998, OFDI received contingent deferred sales charges of $10,477, $69,962, $50,046 and $87,454, respectively, upon redemption of Class A, Class B, Class C and Class X shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1998, OFDI paid $37,874 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                     40 LIMITED TERM NEW YORK MUNICIPAL FUND

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $2,243 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $393,188 and $555,357, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for costs incurred in distributing shares before the Plan was terminated. At December 31, 1998, OFDI had incurred excess distribution and servicing costs of $1,802,894 for Class B and $1,248,644 for Class C.

The Fund has adopted a Distribution and Service Plan for Class X shares to compensate OFDI for its costs in distributing Class X shares and servicing accounts. Under the Plan, the Fund may pay OFDI an annual asset-based sales charge of up to 0.75% per year for its services rendered in distributing Class X shares. Currently, the Board of Trustees has limited the asset-based sales charge to 0.50% per year on Class X shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class X shares. Each fee is computed on the average annual net assets of Class X shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $1,521 to an affiliated broker/dealer as compensation for Class X personal service and maintenance expenses and retained $246,974 as compensation for Class X sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for costs incurred in distributing shares before the Plan was terminated. At December 31, 1998, OFDI had incurred excess distribution and servicing costs of $174,590 for Class X.

NOTE 5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1998, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid securities subject to this limitation at December 31, 1998 was $22,932,773, which represents 1.93% of the Fund's net assets.

NOTE 6. BANK BORROWINGS

The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.07% per annum. The commitment fee allocated to the Fund for the year ended December 31, 1998 was $5,662.

The Fund had no borrowings outstanding at December 31, 1998. For the year ended December 31, 1998, the average monthly loan balance was $3,958,493 at an average interest rate of 6.030%. The maximum amount of borrowings outstanding at any month-end was $16,600,000.

                                       A-6
                                   Appendix A

-------------------------------------------------------------------------------
                      MUNICIPAL BOND RATINGS DEFINITIONS
-------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.


Standard & Poor's Rating Services
--------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation. Fitch IBCA, Inc.

--------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
-------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor. D-1-: High certainty of timely payment. Risk factors are very small.


Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                       B-2
                                   Appendix B

                     Municipal Bond Industry Classifications


Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit  Organization
Parking Fee Revenue
Pollution Control
Resource Recovery
Revenue  Anticipation  Notes
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special  Assessment
Special Tax
Sports  Facility  Revenue
Student Loans
Tax Anticipation Notes
Tax & Revenue  Anticipation Notes
Telephone Utilities
Water Utilities

                                      C-11
                                   Appendix C

           OppenheimerFunds Special Sales Charge Arrangements and Waivers

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth
         IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------

1. Certain waivers also apply to Class M. shares of Oppenheimer Convertible Securities Fund.

2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

--------------------------------------------------------------------------------
  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

1 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.


o Purchases of Class A shares aggregating $1 million or more.

o Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:

(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
o Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").

(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
o Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

             II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
o     The Manager or its affiliates.

o Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

o Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
o Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
o Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
o Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
o Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
o "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

o Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

o Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
o Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
o A unit investment trust that has entered into an appropriate agreement with the Distributor.
o Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
o

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
o A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
o A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): o Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
o        Shares   purchased   by  the   reinvestment   of   dividends  or  other
         distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

o Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

o Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
o Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: o To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
o Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
o For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)   To return contributions made due to a mistake of fact.
(4)   Hardship withdrawals, as defined in the plan.2

2 This provision does not apply to IRAs.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6) To meet the minimum distribution  requirements of the Internal Revenue Code.
(7) To make  "substantially  equal  periodic  payments"  as described in Section
72(t)
            of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.
(9)   Separation from service.3

3 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
o For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
o For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


       III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: o Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
o Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
o Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
o Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
o Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
o Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
o Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return  excess  contributions  made to a  participant's  account.

(3) To
return  contributions  made  due to a  mistake  of  fact.

(4) To make hardship withdrawals, as defined in the plan.4
4 This  provision  does  not  apply to IRAs.

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in
Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution  requirements of the Internal Revenue Code.
(7) To make  "substantially  equal  periodic  payments"  as described in Section
72(t)
                of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.5

5 This provision does not apply to loans from 403(b)(7) custodial plans.

(9)   On account of the participant's separation from service.6

6 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2 as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
o     Shares sold to the Manager or its affiliates.
o Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
o     Shares issued in plans of reorganization to which the Fund is a party.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value
                                      Fund
  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt
                                      Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: o acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds or

o    purchased  by  such   shareholder  by  exchange  of  shares  of  another
     Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders. Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                        Initial Sales       Initial Sales
 Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members   Offering Price    Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.
      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

     |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

     |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and

o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

     |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and

o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o      Oppenheimer U. S. Government Trust,
o      Oppenheimer Bond Fund,
o      Oppenheimer Disciplined Value Fund and
o      Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account
Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      ? Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

     Those  shareholders  who are  eligible  for the prior Class A CDSC are:

(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      ? Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)   by the estate of a deceased shareholder;

(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;


(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: o the Manager and its affiliates, o present or former officers, directors, trustees and employees (and their
         "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
o        registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
o employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
o dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
o dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

--------------------------------------------------------------------------------
Limited Term New York Municipal Fund
--------------------------------------------------------------------------------

Internet Web Site:
         www.oppenheimerfunds.com

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Accountants
     PricewaterhouseCoopers LLP
     950 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800
     67890

     PX0355.0499